Execution Copy
CONFIDENTIAL

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

DEVELOPMENT AND LICENSE AGREEMENT
BETWEEN
EIRGEN PHARMA LIMITED
AND
JAPAN TOBACCO INC.

October 12, 2017

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TABLE OF CONTENTS
Page
1.    Definitions; Interpretation    1
1.1    Defined Terms.    1
1.2    Interpretation.    14
2.    Grant of Rights    15
2.1    License to Licensee.    15
2.2    Grant Back Licensee to OPKO.    16
2.3    Retained Rights.    17
2.4    Subcontracting.    18
2.5    Ex-Territory and Ex-Field Activities.    18
2.6    Licensee Right of First Refusal for [***] Products.    19
3.    Term    20
3.1    Term.    20
3.2    Expiration.    20
4.    Additional Indications    20
4.1    OPKO Additional Indications.    20
4.2    Licensee Additional Indications.    21
5.    Fees and Payments    23
5.1    Upfront Payment.    23
5.2    Payment upon Commencement of OPKO Phase II Study.    24
5.3    Milestone Payments.    24
5.4    Royalty Payments.    25
5.5    Royalty Term.    25
5.6    Royalty Reductions and Credits.    26
5.7    Late Payments.    27
5.8    Reports, Timing and Method of Payments.    27
5.9    Taxes.    27
5.10    Currency Exchange.    28
5.11    Adjustments.    28
6.    Development    28
6.1    Development Responsibilities.    28
6.2    Development Plan.    28
6.3    OPKO Phase II Study.    29
6.4    Publications.    29
6.5    Development Records.    30
6.6    Data Sharing.    30
6.7    Reimbursement of Certain Costs for Pre-Clinical or Non-Clinical Studies.    31
6.8    Cooperation on Development.    31

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7.    Regulatory Matters    32
7.1    Regulatory Filings and Regulatory Approvals.    32
7.2    Right of Reference to Regulatory Filings; Third Party Clinical Data.    33
7.3    Cooperation.    33
7.4    Threatened Regulatory Action.    34
7.5    Recalls.    34
7.6    Clinical Trial Registries.    34
8.    Commercialization    34
8.1    Licensee Efforts.    34
8.2    Promotional Activities.    35
9.    Governance    36
9.1    Joint Development Committee and Joint Steering Committee.    36
9.2    Joint Steering Committee.    37
9.3    Joint Development Committee.    37
9.4    Committee Meetings.    37
9.5    Alliance Managers.    38
9.6    Global Development Meetings.    38
10.    Manufacturing, Distribution and Supply    39
10.1    Manufacturing and Supply by Licensee.    39
10.2    Manufacture and Supply by OPKO.    39
10.3    ICH-M7 Compliance.    40
10.4    Manufacturing Specific Provisions.    40
11.    Safety and Surveillance    41
11.1    Reporting.    41
11.2    Adverse Events.    41
11.3    Medical Inquiries.    42
12.    Audit Rights    42
12.1    Audit Rights.    42
13.    Intellectual Property    43
13.1    Ownership of Intellectual Property.    43
13.2    Patent Prosecution.    43
13.3    Patent Infringement of a Third Party Patent.    45
13.4    Patent Enforcement.    45
13.5    Registration of Exclusive License (Senyo-Jisshiken)    47
13.6    Other Licensee Patents    48
13.7    Title to Trademarks.    48
13.8    Trademark License of OPKO Trademark.    48
13.9    Maintenance of OPKO Trademarks.    48
13.10    Notification of Trademark Litigation.    49

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13.11    Trademark Infringement.    50
13.12    Information and Settlements.    50
13.13    Employees.    51
13.14    Third Party Licenses.    51
14.    Confidentiality    51
14.1    Disclosure of OPKO Technology.    51
14.2    Confidential Information.    52
14.3    Public Announcements.    52
14.4    Change of Control.    52
15.    Restrictive Covenants    53
15.1    Non-solicitation.    53
15.2    Non-competition.    53
16.    Termination; Rights And Duties Upon Termination    53
16.1    Early Termination.    53
16.2    Continuing Obligations.    54
16.3    Remedies.    54
16.4    Effects of Termination.    54
17.    Representations, Warranties, Covenants, and Indemnification    57
17.1    Mutual Representations and Warranties.    57
17.2    Representations and Warranties of OPKO.    57
17.3    OPKO Covenants.    58
17.4    Compliance with Law and Ethical Business Practices.    59
17.5    Indemnification by OPKO.    60
17.6    Indemnification by Licensee.    60
17.7    Limitations on Indemnification.    60
17.8    Insurance.    61
17.9    Limitation of Liability.    61
18.    Assignment    61
18.1    Assignment.    61
19.    Notices    62
19.1    Notices.    62
20.    Miscellaneous    63
20.1    Force Majeure.    63
20.2    No Partnership or Joint Venture.    63
20.3    Execution in Counterparts.    63
20.4    Governing Law.    63
20.5    Waiver of Breach.    63
20.6    Severability.    64
20.7    Entire Agreement.    64

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20.8    Currency.    64
20.9    Form of Payments.    64
20.10    Good Faith.    64
21.    Dispute Resolution    64
21.1    Internal Resolution.    64
21.2    Arbitration.    65
22.    Performance    66

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DEVELOPMENT AND LICENSE AGREEMENT
This Development and License Agreement (this “Agreement”) is entered into and effective as of the 12th day of October, 2017 (the “Effective Date”), by and between EirGen Pharma Limited, an entity formed under the laws of Ireland with registered seat at Westside Business, Old Kilmeaden, Waterford, Ireland (“OPKO”), which is an indirect wholly-owned subsidiary of OPKO Health, Inc., a Delaware corporation, on the one hand, and Japan Tobacco Inc., a corporation formed under the laws of Japan with registered seat at JT Building, 2-1, Toranomon 2-chome, Minato-ku, Tokyo 105-8422, Japan (“Licensee”), on the other hand. OPKO and Licensee are each referred to herein by name or as a “Party” or, collectively, as “Parties.”
Recitals
A.    OPKO is a diversified healthcare company that, through its pharmaceutical division and Affiliates (as hereinafter defined), commercializes the Product (as hereinafter defined), directly or through licensees in several jurisdictions throughout the world.
B.    Licensee, through its pharmaceutical division and Affiliates, including Torii Pharmaceutical Co., Ltd. (“Torii”), is engaged in the research, development and commercialization of pharmaceutical products in Japan.
C.    OPKO and its Affiliates desire to license its rights to the Product to Licensee in the Field (as hereinafter defined) in Japan, all on the terms and subject to the conditions set forth in this Agreement.
D.    Licensee desires to Research (as hereinafter defined), develop, commercialize, distribute, sell, market and promote the Product in the Field in Japan, and OPKO is willing to grant Licensee the right to conduct such activities, all on the terms and subject to the conditions of this Agreement.
Agreement
1.Definitions; Interpretation
1.1    Defined Terms. When used in this Agreement, the following terms shall have the meanings set forth in this Section 1.1.
“Accounting Standards” means the then-current generally accepted accounting standards in the United States or Japan, in each case as applicable and consistently applied by the relevant Person.
“Act on Drugs and Medical Devices” means the Act on Assurance of Quality, Efficacy and Safety of Drugs and Medical Devices, etc. (Act No. 145 of 1960) of Japan, as amended from time to time.
“Additional Indication” means any therapeutic or preventative use for the Product other than the Initial Indications.

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“Adjusted Yakka Price” means the price (in JPY) for the Product per patient per day calculated on the basis of (a) the standard daily dosage per patient, and (b) the most commonly used dosage unit (and dosage form), the price of which (dosage unit) is established by the National Health Insurance System in the License Territory, less the then-current consumption tax portion.
“Adverse Event(s)” means those events as defined by the FDA and published in the U. S. Code of Federal Regulations, as amended from time to time and published in the Federal Register, or by the PMDA or any similar definitions under laws within the License Territory relating to adverse drug experiences relating to the use of the Product in the License Territory.
“Affiliate” means any Person that, on the Effective Date or at any time during the Term, directly or indirectly through one (1) or more intermediaries controls, is controlled by or is under common control with a Party, but only while that Person directly or indirectly through one (1) or more intermediaries controls, is controlled by or is under common control with a Party. For purposes of this definition, a Person shall be deemed to “control” another Person if it (a) owns, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock (or such lesser percentage which is the maximum allowed to be owned by a Person in a particular jurisdiction) of such other Person, or has other comparable ownership interest with respect to any Person other than a corporation, or (b) has the power, whether pursuant to contract, ownership of securities or otherwise, to direct the management and policies of the Person.
“Agreement Year” means each twelve (12) month period commencing on January 1 and ending on December 31 during the Term; provided, that the first Agreement Year during the Term shall commence on the Effective Date and end on December 31, and the last Agreement Year during the Term shall commence on January 1 and end on the effective date of expiration or termination of the Term.
“Applicable Law” means any law, statute, rule, regulation, order, judgment, or ordinance of any Governmental Authority, including those concerning environmental, health, and safety matters. For clarity, Applicable Law shall include regulations applicable to a Party’s activities related to this Agreement, such as Good Clinical Practices.
“Business Day” means a day on which commercial banks are open for business in New York City with respect to OPKO obligations and Tokyo, Japan with respect to Licensee obligations. References in this Agreement to “days” other than Business Days shall mean calendar days.
“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.
“Change of Control” shall occur if: (a) any Third Party acquires directly or indirectly the beneficial ownership of any voting security of a Party, or if the percentage ownership of such Person or entity in the voting securities of a Party is increased through stock redemption, cancellation or other recapitalization, and immediately after such acquisition or increase such Third Party is, directly or indirectly, the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then outstanding voting securities of a Party; (b) a merger, consolidation, recapitalization or reorganization of a Party is consummated, other than any such

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transaction which would result in stockholders or equity holders of such Party immediately prior to such transaction, owning, directly or indirectly, at least fifty percent (50%) of the outstanding securities of the surviving entity (or its parent entity) immediately following such transaction; (c) the stockholders or equity holders of a Party approve a plan of complete liquidation of such Party, or an agreement for the sale or disposition by such Party of all or substantially all of such Party’s assets or business pertaining to this Agreement, other than pursuant to a transaction described above or to an Affiliate; (d) individuals who, as of the date hereof, constitute the Board of Directors of a Party (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of such Party (provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by such Party’s shareholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board); or (e) the sale or transfer to a Third Party of all or substantially all of such Party’s assets is effected.
“Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party with respect to any objective, those reasonable and good faith efforts and resources to accomplish such objective as [***] would normally use to accomplish a similar objective under similar circumstances, in each case taking into account all Relevant Factors in effect at the time such efforts are to be expended. With respect to any efforts relating to the development, Regulatory Approval and/or commercialization of a Product, generally in the License Territory, such Party will be deemed to have exercised Commercially Reasonable Efforts if such Party has exercised those efforts normally used by [***], in the [***], with respect to a compound, product or product candidate which is of [***], in each case taking into account all Relevant Factors in effect at the time such efforts are to be expended. With respect to any efforts to commercialize a Product, the Parties acknowledge and agree that Licensee would not have made Commercially Reasonable Efforts to commercialize a Product [***].
“Competitive Product” means any pharmaceutical product that: (a) is marketed in the License Territory by a Third Party; (b) [***]; and (c) [***].
“Compound” means calcifediol (25-hydroxyvitamin D3) and any salt thereof, as well as any solvates of calcifediol or any of its salts (including, but not limited to, calcifediol monohydrate).
“Control” means, with respect to any Patent or other intellectual property right (including know-how, trade secrets and data), ownership thereof and/or possession of the ability to grant the licenses or sublicenses as provided herein without violating the terms of any agreement or other arrangement with any Third Party or being obligated to pay any royalties or other consideration therefor, but with respect to each Party excluding any Patent or other intellectual property right (including know-how, trade secrets and data) that comes into the Control of each Party pursuant to a Change of Control of such Party.
“Cover(ed)” means, with respect to any issued patent and the subject matter at issue, that, but for a license granted under such patent, the manufacture, development, use, sale, offer for sale or importation of the subject matter at issue would infringe such patent, or in the case of a patent application, would infringe such patent application if it were to issue as a patent.

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“Drug Approval Application” means an application for marketing authorization or clearance required to be approved before commercial sale or use of a Product as a drug in a regulatory jurisdiction (i.e., New Drug Application or equivalent).
“FDA” means the United States Food and Drug Administration and any successor agency thereto.
“Field” means the use of the Product for the treatment or prevention of (a) the Initial Indications, and (b) any Additional Indication that is added to the scope of the license granted to Licensee under Section 2.1 in accordance with Article 4.
“First Commercial Sale” means, with respect to each Product, after all necessary Regulatory Approvals by the appropriate Regulatory Authority(ies), the first sale of a Product Covered by a Valid Claim of OPKO Patents and Other Licensee Patents in the License Territory by Licensee, any of its Affiliates or any permitted Sublicensee to a Third Party for end use or consumption of such Product. For clarity, a First Commercial Sale shall not be deemed to have occurred if the first sale of a Product is a sale or other distribution for clinical and pre-clinical or non-clinical or research and trials permitted under this Agreement, distribution of a promotional sample, a compassionate use sale, a sale under an indigent patient program or a named patient sale.
“Good Clinical Practices” means all applicable good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use Harmonized Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other applicable guidelines for good clinical practice for clinical trials on medicinal products, (b) the Declaration of Helsinki (2004), as last amended at the 52nd World Medical Association General Assembly in October 2000, and any further amendments or clarifications thereto, and (c) the equivalent Applicable Laws in any relevant country, each as may be amended and applicable from time to time and, in each case, that provide for, among other things, assurance that the clinical data and reported results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.
“Government Official” means (a) any elected or appointed government official (e.g., a member of a ministry of health), (b) any employee or Person acting for or on behalf of a government official, Governmental Authority, or other enterprise performing a governmental function, (c) any political party, candidate for public office, officer, employee, or Person acting for or on behalf of a political party or candidate for public office, and (d) any employee or Person acting for or on behalf of a public international organization (e.g., the United Nations). For clarity, healthcare providers employed by government-owned hospitals will also be considered Government Officials.
“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.
“Initial Indications” means the treatment or prevention of (a) secondary hyperparathyroidism (“SHPT”) in non-dialysis and dialysis chronic kidney disease patients,

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(b) rickets, and (c) osteomalacia, including the use of the Product in combination with any other active ingredient or product, but in any event, solely for the foregoing indications.
“Initiation” or “Initiated” means, with respect to a clinical trial, the first dosing in the first patient in such clinical trial.
“Insolvency Event” means, means in respect of a Party:
(a)    other than for the purposes of a bona fide reconstruction or amalgamation, such Party passing a resolution for its winding up, or a court of competent jurisdiction making an order for it to be wound up or dissolved, or that Party being otherwise dissolved;
(b)    the appointment of an examiner, receiver or liquidator of, or a creditor taking possession of or selling, the whole or any material part of the entity’s undertaking, assets, rights or revenue;
(c)    that Party entering into an arrangement, compromise or composition in satisfaction (or with a view to satisfaction) of its debts with its creditors or any class of them, or taking steps to obtain a moratorium, or making an application to a court of competent jurisdiction for protection from its creditors;
(d)    that Party being unable to pay its debts, or being capable of being deemed unable to pay its debts, within the meaning of Section 570 of the Irish Companies Act 2014 or similar legislation in the Applicable Law applicable to the relevant Party;
(e)    any event occurs, or proceeding is taken, with respect to the other Party in any jurisdiction to which it is subject that has an effect equivalent or similar to any of the events mentioned in clause (a) to clause (d) (inclusive); or
(f)    that Party suspending or ceasing to carry on its business.
“Joint Patent” means any Patent that Covers a Joint Invention. For the avoidance of doubt, Joint Patents do not include OPKO Patents, Other Licensee Patents or Licensee Patents.
“JPY” means Japanese Yen.
“License Territory” means Japan.
“Licensee Patents” means all Patents that Cover a Licensee Invention. Upon the request of OPKO, Licensee shall provide to OPKO a list of the then-current Licensee Patents. For the avoidance of doubt, Licensee Patents do not include OPKO Patents or Joint Patents.
“Licensee Technology” means all Technology that is developed or generated or otherwise becomes Controlled by Licensee or its Affiliates or Sublicensees during the Term. For the avoidance of doubt, Licensee Technology does not include OPKO Technology.

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“Manufacturing Cost” means, with respect to the Product supplied hereunder, the direct and indirect costs incurred by OPKO or its Affiliates determined in accordance with the Accounting Standards and consistent with OPKO’s internal accounting practices, consistently applied, for the manufacture and supply of Product (provided that any such indirect costs are reasonably allocable to the manufacture and supply of Product in accordance with the Accounting Standards and consistent with OPKO’s internal accounting practices, consistently applied), which costs may include:
(a)the cost of active pharmaceutical ingredients, materials, components, supplies and other resources directly or indirectly consumed for the manufacture, testing, and supply of Product, in each case including freight, insurance, shipping, packaging (and including the cost of packaging) and other similar costs associated with acquiring such items;
(b)labor (including salaries, wages and current period employee benefits, but specifically excluding expenses associated with stock options or other equity-based or deferred compensation), including management salary and benefits reasonably allocable to the manufacture, testing, packaging (as applicable) and supply of Product;
(c)out-of-pocket expenses paid to a Third Party for the manufacture, testing and supply of Product, including transportation costs, customs, duty and transit insurance costs;
(d)scraps and batches that do not conform to the applicable specifications resulting from the manufacture and supply of the Product to the extent such failure to meet the specifications and non-conformities are not caused [***]; provided that [***];
(e)costs for quality control/assurance (including the costs of quantities destroyed in quality control testing) of the Product, including the costs of inspection, rejection and return of components, materials or services;
(f)costs reasonably allocable to ensuring manufacture and supply operations for Product comply with Applicable Laws, including costs for obtaining and maintaining permits, registrations, and authorizations required by Governmental Authorities;
(g)other costs reasonably allocable to the manufacture and supply of Product, including allocable occupancy, depreciation and amortization of facilities, allocable facilities costs, general and administrative costs; and
(h)the amount of any royalty payable by OPKO to Catalent Pharma Solutions, LLC (“Catalent”) with respect to the use of Catalent Optishell technology.
“Manufacturing/Research Territory” means the [***]; provided, however, that, [***].
“Marketing Material” means the written, printed, electronic or graphic materials related to strategy, communications and programs associated with the marketing or promotion of the Product, including such strategy, communications, programs and any promotional and marketing

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materials that (a) specifically identify or describe the Product, or (b) otherwise support the Product or raise awareness of the Product.
“Net Sales” means the gross amounts invoiced by Licensee and its Affiliates and Sublicensees for sales of Product to Third Parties in the License Territory during the Royalty Term, less the following deductions to the extent actually taken:
(a)bad debts and uncollectable invoiced amounts relating to sales of the Product that are [***] in accordance with the Accounting Standards, consistently applied; provided, that any [***] will be included in the current Net Sales calculation; provided further that Licensee shall act in good faith to ensure that any write-offs for bad debt and uncollectable amounts for Licensee customers [***];
(b)sales returns and allowances actually paid, granted or accrued, including trade, quantity and cash discounts and other adjustments, including those granted on account of price adjustments, returns, rebates, chargebacks or similar payments granted or given to wholesalers or other institutions;
(c)adjustments arising from consumer discount programs or other similar programs;
(d)clawback taxes, customs or excise duties, valued-added taxes, sales taxes, consumption taxes and other taxes (except income taxes) or duties relating to sales, any payment in respect of sales to any Governmental Authority, or with respect to any government subsidized program or managed care organization, each to the extent applicable and not already reflected in the amount invoiced; and
(e)freight, insurance and transportation costs for the Product to the extent included in the amount invoiced.
Net Sales shall be determined from books and records maintained in accordance with the Accounting Standards, as consistently applied, with respect to sales of any Product.
The sale of Products to Licensee’s Affiliates and its Sublicensees shall not be deemed as a “sale” within the meaning of this definition except to the extent that such Affiliates and Sublicensees are end users of Products.
Net Sales will not include Products transferred for use in connection with clinical trials or other development activities, pre-clinical or non-clinical research and trials permitted under this Agreement, promotional use (including samples), compassionate sales or use or indigent programs.
If a Product is sold (i) as a single pharmaceutical product that includes, in combination with the Compound, one or more therapeutically-active ingredients other than the Compound (i.e., a “fixed-dose” combination), or (ii) as a combination therapy comprised of a Product and one or more products containing therapeutically-active ingredients (other than Compound) sold under a single Regulatory Approval and priced as a unit at a single price (either (i) or (ii), a “Combination

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Product”), then “Net Sales,” for purposes of determining Royalty Payments on the Combination Product, shall be calculated as follows:
(1)    when the components of the Combination Product are sold separately in the License Territory, by multiplying the Net Sales of the Combination Product (calculated before application of this formula) by the fraction A/(A+B), where A is the Adjusted Yakka Price at the time of first publication of the Adjusted Yakka Price of the Product, and B is the Adjusted Yakka Price at the time of first publication of the Adjusted Yakka Price of the component of the Combination Product other than the Product (the “Supplemental Component”) in the License Territory of the Supplemental Component(s); provided, however, that the [***].
(2)    when either the Product or the Supplemental Component are not sold separately in the License Territory, the Parties shall negotiate in good faith to determine an appropriate allocation of Net Sales for the Product and the Supplemental Component.
“New Drug Approval” means an approval by a Regulatory Authority of a Drug Approval Application.
“OPKO Patents” means all Patents in the License Territory (including any PCT applications except those that are not transferred to the License Territory) that (a) are Controlled by OPKO or its Affiliates as of the Effective Date or become Controlled by OPKO or its Affiliates during the Term, and (b) claim an invention that Cover the Compound or Product or OPKO Inventions. The list of OPKO Patents as of the Effective Date is set forth in Appendix B attached hereto and, upon request of Licensee, OPKO shall provide to Licensee a list of the then-current OPKO Patents. For the purposes of this Agreement, OPKO Patents shall not include Other Licensee Patents, Licensee Patents or Joint Patents.
“OPKO Technology” means all Technology that (a) is Controlled by OPKO or its Affiliates as of the Effective Date, or (b) is developed or generated, or otherwise becomes Controlled by OPKO or its Affiliates during the Term. For the purposes of this Agreement, OPKO Technology shall not include Other Licensee Technology or Licensee Technology.
“OPKO Territory” means the entire world other than the License Territory.
“OPKO Trademark(s)” means RayaldeeTM, a trademark Controlled by OPKO in the License Territory, and any other trademark, service mark or logo developed, applied for, registered, or to be applied for or registered by OPKO or its Affiliates for use in connection with the sale of the Product in the License Territory.
“Other Licensee(s)” means any Third Party licensee of OPKO or its Affiliates (a) to which OPKO or its Affiliates have granted rights to the Compound and/or Product under OPKO Patents and/or OPKO Technology in the OPKO Territory and/or outside the Field, and/or (b) from which OPKO or its Affiliates have received a grant of rights to the Compound and/or Product under Other Licensee Patents and Other Licensee Technology. For clarity, Catalent is not regarded as an Other Licensee.

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“Other Licensee Patents” means all Patents of an Other Licensee to the extent related to the Compound or Product to which OPKO or its Affiliates have obtained rights, solely to the extent OPKO or its Affiliates has the right to grant a license to Licensee under the terms of such rights.
“Other Licensee Technology” means all material Technology of an Other Licensee to the extent related to the Compound or Product to which OPKO or its Affiliates have obtained rights, solely to the extent OPKO or its Affiliates has the right to grant a license to Licensee under the terms of such rights.
“Patents” means (a) all patents and patent applications in any country or jurisdiction in the relevant territory, and (b) any substitutions, divisions, continuations, continued prosecution applications, continuations-in-part, provisional applications, priority applications (including rights of priority), reissues, renewals, registrations, additions, confirmations, re-examinations, extensions, validations, supplementary protection certificates and the like of any such patents or patent applications.
“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.
“Phase II Clinical Trial” means a human clinical trial of a compound or product for an indication, the principal purpose of which is a determination of safety and efficacy for such indication in a target patient population over a range of doses, as more fully defined in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent in any foreign country.
“Phase III Clinical Trial” means a human clinical trial of a compound or product for an indication on a sufficient number of subjects that is designed to establish that the compound or product is safe and efficacious for its intended use, and to determine warnings, precautions and adverse reactions that are associated with the compound or product in the dosage range to be prescribed, and to support Regulatory Approval of the compound or product for such indication, as more fully defined in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent in any foreign country.
“PMDA” means the Pharmaceutical and Medical Devices Agency of Japan and any successor agency thereto.
“Product” means a modified, extended, sustained release, or any release other than immediate release, pharmaceutical product that contains Compound, either alone or in combination with one or more therapeutically active substances, in all dosage forms and formulations, contained in or Covered by the OPKO Patents and/or OPKO Technology.
“Regulatory Approval” means any approvals, product and/or establishment licenses, registrations, permits, or authorizations of any federal, state or local regulatory agency, department, bureau or other governmental entity or Regulatory Authority, necessary for the manufacture,

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distribution, use, storage, importation, export, transport, marketing and sale of the Product in a regulatory jurisdiction.
“Regulatory Authority” means any national (e.g., the FDA or PMDA), supra-national, regional, state or local regulatory agency, department, bureau or other governmental entity responsible for issuing any technical, medical and scientific licenses, registrations, authorizations and/or approvals of the Product that are necessary for the manufacture, distribution, use, storage, importation, export, transport and sale of the Product in a regulatory jurisdiction.
“Relevant Factors” means all relevant factors that may affect the development, Regulatory Approval or commercialization of a Product, including (as applicable): actual and potential issues of safety, efficacy or stability; product profile (including product modality, category and mechanism of action); stage of development or life cycle status; actual and projected development, Regulatory Approval, manufacturing, and commercialization costs; any issues regarding the ability to manufacture or have manufactured any Product; the likelihood of obtaining Regulatory Approval; the timing of such Regulatory Approval; the current guidance and requirements for Regulatory Approval for the Product and similar products and the current and projected regulatory status; labeling or anticipated labeling; the then-current competitive environment and the likely competitive environment at the time of projected entry into the market and thereafter; past performance of the Product or similar products; present and future market potential; existing or projected pricing, sales, reimbursement and profitability; pricing or reimbursement changes; and proprietary position, strength and duration of patent protection and anticipated exclusivity.
“Research” means to conduct general research activities that are pre-clinical or non-clinical in nature, and that are [***]. For clarity, [***] or New Drug Approval (i.e., [***]), except that pre-clinical and non-clinical activities specifically related to the development and potential development of Product for the Initial Indications and Additional Indications in accordance with Section 6.6(d) shall be permitted and deemed to be Research.
“Stand-alone Product” means a Product is sold only as a single pharmaceutical product which does not include, in combination with the Compound, one or more therapeutically-active ingredients other than the Compound (i.e., a “fixed-dose” combination) and which is not sold as a combination therapy comprised of a Product and one or more products containing therapeutically-active ingredients (other than Compound) under a single Regulatory Approval and priced as a unit at a single price.
“Sublicensee” means an Affiliate or Third Party that has been granted a sublicense by a Party as permitted under Section 2.1 or 2.2 of this Agreement.
“Technology” means all information, in any form (including electronic form), that is not in the public domain and that is necessary or useful for the development, regulatory approval or commercialization of the Compound or the Product in the License Territory. Examples of Technology are, to the extent relating to the Compound or Product, biological, chemical, pharmacological, toxicological, medical or clinical, analytical, quality, manufacturing, research, regulatory and sales and marketing information. As used in this Agreement, the term “material Technology” refers to written (including electronic) information that is necessary or useful for the

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development, regulatory approval or commercialization (but not including sales and marketing information) of the Compound or the Product in the License Territory.
“Third Party(ies)” means any Person other than OPKO and Licensee or their Affiliates.
“Valid Claim” means a claim of (a) an issued and unexpired patent included in the OPKO Patents, Licensee Patents or Other Licensee Patents that has not been (i) held unpatentable or unenforceable by a final decision of a court or other governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, or (ii) abandoned or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a pending patent application that continues to be prosecuted in good faith and has not been pending for longer than [***].
“VAT” means any value added, use or sales or similar tax imposed by applicable Governmental Authorities.
In addition to the defined terms set forth above, the following capitalized terms shall have the meaning ascribed to such terms in the Sections of this Agreement identified below:

Capitalized Term	Section
AAA	21.2
Agreement	Preamble
Alliance Manager	9.5(a)
Applicable Percentage	5.4
Bulk Product	10.2
[***]	2.6
Catalent	1.1
Claim	13.3(b)
Clinical Trial Registries	7.6
Combination Product	1.1
Commence	6.3
Committee	9.1(a)
Committees	9.1(a)
Confidential Information	14.2
Development Plan	6.2(a)
Dispute	21.1
Effective Date	Preamble
Exclusive Grant-back License Option	2.2(a)(iii)

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Capitalized Term	Section
Expanded License	4.1
Extended Payment Term	3.2
Incumbent Board	1.1
Indemnitee	17.7
Initial Term	5.5(c)
Inventions	13.1(a)
JDC	9.1(a)
Joint Inventions	13.1(b)
JPO Registration Request	13.5(a)
JSC	9.1(a)
Licensee	Preamble
Licensee Additional Indication	4.2(a)
Licensee Additional Indication Negotiation Period	4.2(d)
Licensee Additional Indication Notice	4.2(a)
Licensee Inventions	13.1(c)
Licensee Notice of Exercise	4.1(b)
Licensee Option	4.1
Licensee Prosecution Patents	13.2(b)
Licensee Trademark	8.2(c)
Losses	17.5
Minimum OPKO Consideration Period	Schedule 2.2(a)
[***]	13.14(b)
OPKO	Preamble
OPKO Additional Indication	4.1(a)
OPKO Additional Indication Negotiation Period	4.1(c)
OPKO Additional Indication Notice	4.1(a)
OPKO Consideration Period	Schedule 2.2(a)
OPKO Inventions	13.1(a)
OPKO Phase II Study	6.3
OPKO Prosecution Patents	13.2(a)
OPKO Response Notice	4.2(b)
Option Finalization Period	Schedule 2.2(a)

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Capitalized Term	Section
Option Negotiation Period	Schedule 2.2(a)
Parties	Preamble
Party	Preamble
Party Vote	9.1(c)
Paying Party	5.9(a)
Pharmacovigilance Agreement	11.2
Publication	6.4
Quality Agreement	10.2
Recall	7.5
Receiving Party	5.9(a)
Regulatory Action	7.4
Reimbursable Expenses	6.7
Relevant Patents	13.14(a)
ROFR	2.6
ROFR Exercise Notice	2.6
ROFR Negotiation Period	2.6
ROFR Notice	2.6
Royalty Payments	5.4
Royalty Term	5.5
SHPT	1.1
Supplemental Component	1.1
Supply Agreement	10.2
Tax Documents	5.1
Term	3.1
Torii	Recitals

1.2    Interpretation.
(a)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, schedule, exhibit and appendix references are to this Agreement unless otherwise specified. The words “will” and “shall” shall have the same meaning. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Masculine, feminine and neuter pronouns and expressions shall be interchangeable.

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The words “include,” “includes” and “including” are not limiting and shall be deemed to be followed by the phrase “without limitation” or “without limiting,” whether or not expressly stated.
(b)    Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding,” and the word “through” means “to and including.”
(c)    References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not expressly prohibited by the terms of this Agreement. References to this Agreement are to this Agreement as in effect as of the relevant time, and mean this Agreement as a whole, including all schedules, exhibits, or appendices hereto, which form part of the operative provisions of this Agreement, in each case, as amended or otherwise modified in accordance with the terms hereof.
(d)    Unless otherwise specified, references to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation, and references to a particular Applicable Law include all rules and regulations promulgated by Governmental Authorities thereunder, whether or not expressly stated.
(e)    The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.
(f)    References in this Agreement to “Product-by-Product,” mean that each of the following shall be deemed to be a single Product: (i) all Products marketed or sold [***]; and (ii) each Combination Product; provided, that [***] Products with the same active ingredients shall be regarded as [***], as long as they contain the [***] with [***].
(g)    This Agreement has been prepared jointly by the Parties, and the provisions contained herein shall not be construed or interpreted for or against any Party because such Party drafted or caused such Party’s legal representatives to draft any provision contained herein.
2.    Grant of Rights
2.1    License to Licensee.
(a)    Subject to the terms and conditions of this Agreement, OPKO hereby grants to Licensee and, to the extent any such rights are Controlled by an Affiliate of OPKO, OPKO shall cause such Affiliate to grant to Licensee:
(i)    an exclusive, sublicenseable (subject to Section 2.1(c)), royalty-bearing license under the OPKO Patents and OPKO Technology to develop, use, import, export, offer to sell, sell and have sold Compounds and Product in the Field in the License Territory;
(ii)    an exclusive, sublicensable (subject to Section 2.1(c)), fully paid-up, royalty-bearing license under OPKO’s rights under the Joint Patents to develop, use, import, export, offer to sell, sell and have sold Compounds and Product in the Field in the License Territory;

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(iii)    a non-exclusive, sublicensable (subject to Section 2.1(c)), royalty-bearing license under the OPKO Patents and OPKO Technology to make and have made in the [***] solely for development and sale in the Field in the License Territory; and
(iv)    a non-exclusive, sublicensable (subject to Section 2.1(c)), fully paid-up license under the OPKO Patents and OPKO Technology to [***] Compounds and Product solely in the [***].
(b)    To the extent permitted by an agreement with Other Licensees, OPKO hereby grants to Licensee, and, to the extent any such rights are Controlled by an Affiliate of OPKO, OPKO shall cause such Affiliate to grant to Licensee, the same licenses set forth in Section 2.1(a) under Other Licensee Patents and Other Licensee Technology.
(c)    Licensee may sublicense its rights under Section 2.1(a) and Section 2.1(b) to (i) its Affiliates without OPKO’s prior written consent, or (ii) any Third Party with OPKO’s prior written consent, which shall not be unreasonably withheld, delayed or conditioned ([***]). With respect to each sublicense that Licensee proposes to grant to a Third Party, Licensee shall notify OPKO in writing at least [***] Business Days in advance of the grant, including a description of the rights to be granted and the identity of the proposed Third Party sublicensee (which identity shall be deemed to be Confidential Information of Licensee). If OPKO does not respond to such notice granting or withholding its consent within [***] Business Days, OPKO will be deemed to have granted its consent to the proposed sublicense. Licensee shall ensure that: (A) each Sublicensee accepts all applicable material terms and conditions of this Agreement and shall use Commercially Reasonable Efforts to ensure that each Sublicensee complies with all applicable material terms and conditions of this Agreement; (B) each sublicense shall (1) be subject to an appropriate written agreement imposing on each Sublicensee the terms and conditions of this Agreement, including all restrictive covenants set forth in this Agreement, (2) contain a provision prohibiting such Sublicensee from further sublicensing its rights, and (3) not in any way diminish, reduce or eliminate any of Licensee’s obligations under this Agreement; and (C) upon OPKO’s request, Licensee shall provide to OPKO within [***] Business Days of such request, a copy of each sublicense agreement with a Third Party (after redacting any financial information and other provisions that are not necessary to understand the scope of the sublicense granted to such Sublicensee or to confirm that such sublicense is in compliance with the terms of this Agreement, including this Section 2.1(c)). In order to enable OPKO to exercise its rights under clause (C) above, Licensee shall notify OPKO promptly of sublicensing any of the licensed rights to a Third Party. For the avoidance of doubt, Licensee will remain directly responsible for all amounts owed to OPKO and the performance of all obligations under this Agreement. Licensee hereby expressly waives any requirement that OPKO exhaust any right, power or remedy, or proceed against a Sublicensee for any obligation or performance hereunder prior to proceeding directly against Licensee.
2.2    Grant Back Licensee to OPKO.
(a)    Subject to the terms and conditions of this Agreement, Licensee hereby grants to OPKO and, to the extent any such rights are Controlled by an Affiliate of Licensee, Licensee shall cause such Affiliate to grant to OPKO:

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(i)    a non-exclusive, sublicenseable (subject to Section 2.2(b)), fully paid-up, royalty-free (subject to Section 16.4(a)(ii)), non-terminable (subject to Section 16.4(a)(ii)), perpetual license under the Licensee Patents and Licensee Technology to [***], develop, make, have made, use, import, export, offer to sell, sell and have sold Compounds and Product (A) in all fields of use in the OPKO Territory, and (B) outside the Field in the License Territory;
(ii)    an exclusive, sublicensable (subject to Section 2.2(b)), fully paid-up, royalty-free (subject to Section 16.4(a)(ii)), non-terminable (subject to Section 16.4(a)(ii)), perpetual license under Licensee’s rights under the Joint Patents in the Field in the OPKO Territory; and
(iii)    an [***] to the Licensee Patents and Licensee Technology set forth in Section 2.2(a)(i), [***] (the “Exclusive Grant-back License Option”), on [***] to Licensee; provided, however, that Licensee shall retain the rights to such Licensee Patents and Licensee Technology to make, have made and [***] the Compound and Product in the [***].
OPKO shall be entitled to exercise the Exclusive Grant-back License Option during the OPKO Consideration Period and in accordance with the terms of Schedule 2.2(a).
(b)    OPKO may sublicense its rights under Section 2.2(a) to its Affiliates and an Other Licensee; provided, that such [***] Other Licensee Patents and Other Licensee Technology to Licensee; provided, further, that (i) if such [***] OPKO to sublicense its rights to Other Licensee Patents and Other Licensee Technology to Licensee, OPKO may sublicense its rights under Section 2.2(a) to such [***] Licensee agrees to [***] for a similar grant of rights to Licensee Patents and Licensee Technology (taking into account the scope and materiality of the rights granted), which [***]; and (ii) if such Other Licensee [***] its Other Licensee Patents and Other Licensee Technology, [***] Licensee Patents and Licensee Technology to such Other Licensee. Notwithstanding the grant by OPKO of a sublicense to Licensee Patents and Licensee Technology, OPKO will remain directly responsible to Licensee for any actions by the Sublicensee that violate the scope of the license and, in connection therewith, OPKO hereby expressly waives any requirement that Licensee exhaust any right, power or remedy, or proceed against a Sublicensee for any obligation or performance hereunder prior to proceeding directly against OPKO.
2.3    Retained Rights.
Neither Party grants to the other Party any rights or licenses in or to any intellectual property, whether by implication, estoppel or otherwise, other than the license rights that are expressly granted under this Agreement. For the avoidance of doubt, OPKO retains all of its rights with respect to Compounds, Product, the OPKO Patents, the OPKO Technology and the OPKO Trademarks in order to (a) make and have made Compounds and Product in the License Territory, (b) conduct [***] and pre-clinical or non-clinical development of Compounds and Product in the Field in the License Territory, and (c) develop, use, import, export, offer to sell, sell and have sold Compounds and Product (i) in the OPKO Territory in all fields of use, and (ii) in the License Territory in all fields of use other than the Field, subject to Licensee’s right to obtain an Expanded License for Additional Indications pursuant to Article 4.

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2.4    Subcontracting.
Subject to the limitations on sublicenses set forth in Section 2.1(c), [***]. Licensee shall be responsible for the performance of all actions, agreements and obligations to be performed by any of its subcontractors under the terms and conditions of this Agreement, and shall use Commercially Reasonable Efforts to cause its subcontractors to comply with the provisions of this Agreement in connection with such performance. Any breach by Licensee’s subcontractors of any of Licensee’s obligations under this Agreement shall be deemed to be a breach by Licensee, and OPKO may proceed directly against Licensee without any obligation to first proceed against Licensee’s subcontractors.
2.5    Ex-Territory and Ex-Field Activities.
(a)    Licensee hereby covenants and agrees that, during the Term, Licensee shall not (and shall cause its Affiliates, Sublicensees and subcontractors not to), either itself or through a Third Party, market, promote or actively offer for sale the Product (i) outside the Field in the License Territory, or (ii) in any field of use in the OPKO Territory. Without limiting the generality of the foregoing, with respect to the OPKO Territory, Licensee shall not (A) engage in any promotional activities relating to the Product directed solely to customers in the OPKO Territory, or (B) solicit orders from any purchaser that intends to, or Licensee has a reasonable basis for believing may intend to, distribute the Product in the OPKO Territory. To the extent permitted by Applicable Law, including applicable antitrust laws, if Licensee receives any order for the Product under the preceding clause (B), then Licensee shall immediately refer that order to OPKO and shall not accept any such order or deliver or tender (or cause to be delivered or tendered) the Product under such order. If Licensee should reasonably know that a customer or distributor is engaged itself or through a Third Party in the sale or distribution of the Product in the OPKO Territory or outside the Field within the License Territory, then Licensee shall (1) within [***] Business Days of gaining knowledge of such activities, notify OPKO regarding such activities and provide all information available to Licensee that OPKO may reasonably request concerning such activities, and (2) take Commercially Reasonable Efforts (including cessation of sales to such customer) necessary to limit such sale or distribution, unless otherwise agreed in writing by the Parties.
(b)    OPKO hereby covenants and agrees that, during the Term, OPKO shall not (shall cause its Affiliates not to, and shall use reasonable efforts to cause its Other Licensees, sublicensees and subcontractors not to), either itself or through a Third Party, market, promote or actively offer for sale the Product for use in the Field in the License Territory. Without limiting the generality of the foregoing, with respect to the License Territory, OPKO shall not (i) engage in any promotional activities relating to the Product for use in the Field directed solely to customers in the License Territory, or (ii) solicit orders from any purchaser that intends to, or OPKO has a reasonable basis for believing may intend to, distribute the Product in the License Territory for use in the Field. To the extent permitted by Applicable Law, including applicable antitrust laws, if OPKO receives any order for the Product under the preceding clause (ii), then OPKO shall immediately refer that order to Licensee and shall not accept any such order or deliver or tender (or cause to be delivered or tendered) the Product under such order. If OPKO should reasonably know that a customer or distributor is engaged itself or through a Third Party in the sale or distribution of the Product for

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use in the Field in the License Territory, then OPKO shall (A) within [***] Business Days of gaining knowledge of such activities, notify Licensee regarding such activities and provide all information available to OPKO that Licensee may reasonably request concerning such activities, and (B) take Commercially Reasonable Efforts (including cessation of sales to such customer) necessary to limit such sale or distribution, unless otherwise agreed in writing by the Parties.
2.6    Licensee Right of First Refusal for [***] Products.
OPKO hereby grants to Licensee a right of first refusal (the “ROFR”) to obtain an [***] to develop and commercialize in the License Territory any pharmaceutical product (other than a Product) containing [***] (including, but not limited to, [***]) [***]. If at any time during the Term OPKO or its Affiliates intend to enter into discussions or negotiations with a Third Party with respect to any license to develop or commercialize the [***] in the License Territory or plans to develop or commercialize the [***] by itself or through its Affiliate in the License Territory, OPKO shall provide written notice of its intention to Licensee (the “ROFR Notice”). Licensee shall have the right to exercise the ROFR by delivery to OPKO of a written notice of exercise (the “ROFR Exercise Notice”) within [***] days after the date it receives the ROFR Notice. If Licensee exercises the ROFR by delivery to OPKO of the ROFR Exercise Notice, then the Parties and, if applicable, OPKO’s Affiliates shall have [***] days from the date of the ROFR Exercise Notice (the “ROFR Negotiation Period”) to negotiate in good faith the terms of such exclusive license, which terms shall be commercially reasonable for an exclusive license of such type. If (a) Licensee has not delivered an ROFR Exercise Notice to OPKO within the [***] day period set forth above, (b) Licensee notifies OPKO prior to the expiration of the [***] day period set forth above that it does not intend to exercise the ROFR, or (c) the Parties and, if applicable, OPKO’s Affiliates are unable to reach agreement on the economic or other terms for such exclusive license prior to the expiration of the ROFR Negotiation Period, then OPKO, or its Affiliates, shall have the right to license to a Third Party the right to develop and commercialize in the License Territory [***] or to develop and commercialize them by themselves in the License Territory; provided, that OPKO or its Affiliates shall not, within [***] days of the applicable date described in clause (a), (b) or (c) of the foregoing sentence, offer to grant a license to a Third Party for the development and commercialization of the [***] in the License Territory on more favorable terms, taken as whole, than those last offered to Licensee without reoffering those terms to Licensee, which Licensee shall have [***] days to accept or reject. If OPKO or an Affiliate intend to conduct such development or commercialization of [***] directly or if OPKO (or its Affiliate) and Licensee do not reach an agreement pursuant to the foregoing, and such development or commercialization [***] by Licensee or its Affiliates in the Field in the License Territory, OPKO and Licensee shall [***].
3.    Term
3.1    Term.
The term of this Agreement shall commence on the Effective Date and shall continue on a Product-by-Product basis until the expiration of all Royalty Terms and Extended Payment Terms under this Agreement, unless earlier terminated pursuant to Section 16.1 (the “Term”).
3.2    Expiration.

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Upon the expiration of the Royalty Term (and not including any early termination of this Agreement under Section 16.1) with respect to a Product, the licenses granted to Licensee under Section 2.1 shall become fully-paid, royalty-free, perpetual and non-exclusive. If Licensee or its Affiliates or Sublicensees use the OPKO Trademarks in the License Territory after the expiration of the Royalty Term for a Product, then Licensee’s license to use the OPKO Trademarks shall remain exclusive so long as Licensee pays OPKO a royalty of [***] of any Net Sales in the License Territory with respect to such Product; provided, however, that Licensee shall not be required to make such royalty payment for any Calendar Quarter in which Net Sales does not reach [***] (the “Extended Payment Term”); provided further, that if the Net Sales do not reach [***] for [***] consecutive Calendar Quarters after expiration of the Royalty Term, then Licensee [***] in the future.
4.    Additional Indications
4.1    OPKO Additional Indications.
OPKO hereby grants Licensee an exclusive option (the “Licensee Option”) to acquire the right to develop and commercialize the Product in the License Territory for certain Additional Indications (the “Expanded License”), as further described in this Section 4.1.
(a)    If OPKO and/or its Affiliates plan to develop and commercialize the Product in the License Territory for an Additional Indication (each such Additional Indication, an “OPKO Additional Indication”), OPKO shall provide Licensee written notice thereof (an “OPKO Additional Indication Notice”) including (i) a proposal of the material terms and conditions for expansion of the Field to include the OPKO Additional Indication, (ii) the pre-clinical or nonclinical and/or clinical data, if any, generated by or on behalf of OPKO and/or its Affiliates to support the development and commercialization of the Product for the OPKO Additional Indication and, if available, and (iii) the then-applicable development plan of the Product in OPKO Territory.
(b)    Licensee shall have the right to exercise the Licensee Option with respect to such OPKO Additional Indication by delivery to OPKO of a written notice of exercise (the “Licensee Notice of Exercise”) within [***] days after the date it receives the OPKO Additional Indication Notice.
(c)    If Licensee exercises the Licensee Option by delivery to OPKO of the Licensee Notice of Exercise, then the Parties shall have [***] days from the date it receives the Licensee Notice of Exercise (the “OPKO Additional Indication Negotiation Period”) to negotiate in good faith to enter into an amendment to this Agreement to (i) [***], and (ii) revise and clarify any other provisions of this Agreement as are deemed necessary or appropriate in view of the grant of the Expanded License, as may be mutually agreed to.
(d)    If (i) Licensee has not delivered a Licensee Notice of Exercise to OPKO within the [***] day period set forth in Section 4.1(b), (ii) Licensee notifies OPKO prior to the expiration of the [***] day period set forth in Section 4.1(b) that it does not intend to exercise the Licensee Option with respect to the relevant OPKO Additional Indication, or (iii) the Parties, and, if applicable, OPKO’s Affiliates are unable to reach agreement on the economic or other terms for the Expanded License prior to the expiration of the OPKO Additional Indication Negotiation Period,

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then OPKO shall have the right to develop or commercialize, by itself or through an Affiliate or Third Party licensee, the Product for such OPKO Additional Indication in the License Territory; provided, that OPKO and its Affiliates shall not, within [***] days of the applicable date described in clause (i), (ii) or (iii) of the foregoing sentence, offer to grant a license to a Third Party for the development and commercializaton of the Product in the License Territory for the OPKO Additional Indication on more favorable terms, taken as a whole, than those last offered to Licensee without reoffering those terms to Licensee, which Licensee shall have [***] days to accept or reject. If OPKO or an Affiliate intend to conduct such development or commercialization of the Products directly for OPKO Additional Indication or if OPKO and Licensee do not reach an agreement pursuant to the foregoing, and such development or commercialization [***] development or commercialization of the Product [***] by Licensee or its Affiliates in the [***], OPKO and Licensee shall [***].
4.2    Licensee Additional Indications.
Licensee shall have the right to propose to OPKO the development and commercialization of the Product in the License Territory for Additional Indications, and if such proposal is approved by OPKO, Licensee shall have the right to obtain an Expanded License with respect thereto, as further described in this Section 4.2.
(a)    If Licensee desires to develop and commercialize the Product in the License Territory for an Additional Indication (each such Additional Indication, a “Licensee Additional Indication”), Licensee shall provide OPKO written notice thereof (a “Licensee Additional Indication Notice”) including (i) a proposal of the material terms and conditions for expansion of the Field to include the Licensee Additional Indication, and (ii) the nonclinical and/or clinical data, if any, generated by or on behalf of Licensee to support the development and commercialization of the Product for the Licensee Additional Indication.
(b)    OPKO shall, by delivery of a written notice to Licensee within [***] days after the date it receives the Licensee Additional Indication Notice (the “OPKO Response Notice”), either (i) approve the development and commercialization of the Product in the License Territory for the Licensee Additional Indication, or (ii) reject such development and commercialization if OPKO [***].
(c)    If OPKO rejects Licensee’s proposal to develop and commercialize the Product in the License Territory for the Licensee Additional Indication, then at the request of Licensee, OPKO shall in [***] with Licensee the [***] with respect thereto.
(d)    If OPKO has accepted Licensee’s proposal to develop and commercialize the Product in the License Territory for the Licensee Additional Indication, then the Parties shall have [***] days from Licensee’s receipt of the OPKO Response Notice (the “Licensee Additional Indication Negotiation Period”) to negotiate in good faith to enter into an amendment to this Agreement to (i) provide for the grant by OPKO to Licensee of the Expanded License in exchange for commercially reasonable consideration (which consideration shall be based on the commercial value of such Licensee Additional Indication and each Party’s contribution to develop the Product for such Licensee Additional Indication), and (ii) revise and clarify any other provisions of this

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Agreement as are deemed necessary or appropriate in view of the grant of the Expanded License, as may be mutually agreed to.
(e)    If OPKO has rejected Licensee’s proposal to develop and commercialize the Product in the License Territory for the Licensee Additional Indication other than in good faith in accordance with Section 4.2(b)(ii), OPKO shall not [***] with Licensee in accordance with the Section 4.2(d).
(f)    If OPKO has rejected Licensee’s proposal to develop and commercialize the Product in the License Territory for the Licensee Additional Indication (whether in good faith or otherwise) and OPKO desires to develop or commercialize, have developed or have commercialized the Product for the Licensee Additional Indication anywhere in the OPKO Territory, [***]. Notwithstanding the foregoing, in no event shall OPKO be [***] and commercialization of Product in the OPKO Territory [***] therefor by Licensee (as evidenced by OPKO’s written records).
(g)    If the Parties are unable to reach agreement on the economic or other terms for the Expanded License prior to the expiration of the Licensee Additional Indication Negotiation Period and OPKO desires to enter into a license agreement with respect to the Licensee Additional Indication with a Third Party in the License Territory, OPKO shall give Licensee written notice of such desire including the proposed terms thereof, and Licensee will have a right of first refusal to enter into an agreement with OPKO on terms no less favorable in any material respect than those on which OPKO had offered to enter into an agreement with the Third Party for the License Territory. If Licensee desires to enter into such an agreement with OPKO, Licensee shall provide notice of its desire to negotiate with OPKO within [***] days after it receives OPKO’s notice, and thereafter the Parties shall negotiate the final terms of the agreement during the [***] day period commencing upon receipt of the notice from Licensee. If Licensee does not provide notice of its desire to enter into such an agreement within [***] days after it receives OPKO’s notice or the Parties cannot reach an agreement during such [***] day negotiation period, OPKO shall be free for a period of [***] days from the end of such [***] day period to enter into an agreement with a Third Party containing terms no more favorable to the Third Party in any material respect than those that were presented to Licensee for the Licensee Additional Indication in the License Territory and Licensee shall have no further rights with respect to such Licensee Additional Indication. If at the end of the [***] day period, OPKO has not entered into such an agreement with the Third Party or if the agreement with the Third Party is terminated, the right of OPKO in the future to enter into a licensing or other arrangement with a Third Party with respect to the Licensee Additional Indication in the License Territory shall again be subject to the right of first refusal set forth in this Section 4.2(g). If OPKO or an Affiliate intend to conduct such development or commercialization of the Products [***] Additional Indication or if [***] an agreement pursuant to the foregoing, and such development or commercialization [***] of the Product in the Field by Licensee or its Affiliates in the License Territory, OPKO and Licensee shall [***].
(h)    Notwithstanding anything contrary herein, if OPKO develops and commercializes the Product, by itself or through its Affiliates or Other Licensee, in the License Territory for the Licensee Additional Indication pursuant to this Section 4.2, OPKO shall not have the right to use or have used Licensee Trademarks or OPKO Trademarks (unless Licensee has

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determined not to use OPKO Trademarks), to develop and commercialize the Product in such Licensee Additional Indication in the License Territory.
5.    Fees and Payments
5.1    Upfront Payment.
In consideration for the rights under the OPKO Patents, Other Licensee Patents, Joint Patents, OPKO Technology, Other Licensee Technology (subject to Section 2.2(b)) and OPKO Trademarks granted to Licensee in this Agreement, Licensee shall pay to OPKO a non-refundable and non-creditable payment of Six Million United States Dollars ($6,000,000) within [***] days after the later of (a) the Effective Date, and (b) receipt from OPKO of all completed tax documents to file with tax authorities in Japan in order to reduce OPKO’s liability (“Tax Documents”) for the amount payable to OPKO under this Section 5.1.
5.2    Payment upon Commencement of OPKO Phase II Study.
In consideration for the rights under the OPKO Patents, Other Licensee Patents, Joint Patents, OPKO Technology, Other Licensee Technology (subject to Section 2.2(b)) and OPKO Trademarks granted to Licensee in this Agreement, Licensee shall pay to OPKO a non-refundable and non-creditable payment of Six Million United States Dollars ($6,000,000) within [***] days after the later of (a) notification by OPKO to Licensee of Initiation of the OPKO Phase II Study, and (b) receipt from OPKO of the Tax Documents for the amount payable to OPKO under this Section 5.2.
5.3    Milestone Payments.
As additional consideration for the rights under the OPKO Patents, Other Licensee Patents, Joint Patents, OPKO Technology, Other Licensee Technology and OPKO Trademarks granted to Licensee in this Agreement, Licensee shall pay to OPKO the non-refundable and non-creditable milestone payments in the amounts and upon the occurrence of the milestone events for the Product set forth below.

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Milestone Event	Milestone Payment (in United States Dollars)
1. Initiation of the [***] in the License Territory	$[***]
2. [***] in the License Territory for the prevention or treatment of [***]	$[***]
3. [***] in the License Territory (a) for the prevention or treatment of [***] patients, or (b) for any other Initial Indication	$[***]
4. [***] in the License Territory for the prevention or treatment of [***]	$[***]
5. [***] in the License Territory (a) for the prevention or treatment of [***] patients, or (b) for any other Initial Indication	$[***]
6. First time aggregate Net Sales of Products in the License Territory exceed [***] in an Agreement Year	$[***]
7. First time aggregate Net Sales of Products in the License Territory exceed [***] in an Agreement Year	$[***]
Each such milestone payment shall be made within [***] days of the later of (a) the achievement or occurrence of the relevant milestone event, and (b) receipt from OPKO of the Tax Documents for the amount of such milestone payment. Each milestone payment will be payable only one (1) time and, for the avoidance of doubt, no more than One Hundred and Six Million United States Dollars ($106,000,000) in milestone payments shall be payable under this Section 5.3. For purposes of clarity, (i) if the PMDA accepts a Drug Approval Application for a Product in the License Territory but, at the time that such milestone was achieved, Licensee had not Initiated the first Phase III Clinical Trial for a Product in the License Territory, then the milestone payment with respect to Initiation of the first Phase III Clinical Trial for a Product in the License Territory shall become due and payable at the same time, and (ii) if Net Sales of the Product in the License Territory during a particular Agreement Year exceed [***], and it was the first Agreement Year in which Net Sales of the Product in the License Territory exceeded [***], then Licensee would owe both the [***] and [***] milestone payments and no other milestone payments would be due in any following Agreement Year with respect to such milestone events.
5.4    Royalty Payments.
Subject to the terms and conditions of this Agreement, during the Royalty Term, Licensee shall pay to OPKO royalty payments (the “Royalty Payments”) on a Calendar Quarter basis in an amount equal to the aggregate annual Net Sales of Products within the License Territory multiplied by the Applicable Percentage, as may be adjusted as set forth in this Agreement. The “Applicable Percentage” shall be as follows:

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Aggregate Net Sales in an Agreement Year	Applicable Percentage
For the portion up to and including [***]	[***]
For the portion in excess of [***] up to and including [***]	[***]
For the portion in excess of [***] up to and including [***]	[***]
For the portion in excess of [***]	[***]

By way of example and without limitation of the foregoing, if the aggregate Net Sales of Product are [***] in any Agreement Year, the calculation of Royalty Payments shall be as follows: [***] for the first [***] in Net Sales; [***] for the Net Sales in excess of [***] through [***]; and [***] for the Net Sales in excess of [***], totaling [***].
5.5    Royalty Term.
The Royalty Payments due under Section 5.4 will be payable on a Product-by-Product basis beginning from the First Commercial Sale and continuing until the last of the following (the “Royalty Term”):
(a)    expiration of the last to expire Valid Claim (but, notwithstanding the definition thereof, only to the extent of OPKO Patents and Other Licensee Patents) Covering the Product in the License Territory;
(b)    expiration of all regulatory and data exclusivity applicable to the Product in the License Territory; and
(c)    if the indication first approved for the first Product is SHPT, (i) ten (10) years from the First Commercial Sale for such Product (the “Initial Term”), and (ii) four (4) years from the First Commercial Sale for any subsequent Product in the License Territory; provided that if a subsequent Product is launched during the Initial Term, the Royalty Payments for the subsequent Product shall continue for the longer of the duration of the Initial Term or four (4) years from the First Commercial Sale of the subsequent Product.
If the indication first approved for the first Product will not be SHPT, then the Parties shall promptly meet and discuss in good faith a commercially reasonable number of years to replace the number of years set forth in Section 5.5(c).
5.6    Royalty Reductions and Credits.
(a)    If any Competitive Product is launched by a Third Party in the License Territory and thereafter (i) such Competitive Product during [***] consecutive Calendar Quarters achieves a market share (calculated on a unit basis) in the aggregate equal to or higher than [***] of the total unit sales of all Competitive Products and Products sold in the License Territory, or (ii) the [***] for the relevant Product is more than [***] below the [***] at the time of the relevant First Commercial Sale, then the Royalty Payments with respect to the relevant Product shall be

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reduced by [***] starting with such [***] Calendar Quarter for so long as such Competitive Product is being sold in the License Territory.
(b)    If Licensee, its Affiliates or permitted Sublicensees are required to pay royalties directly to a Third Party in consideration for a license under Relevant Patents, Licensee shall [***] any Royalty Payments due hereunder; provided, that Licensee, its Affiliates and permitted Sublicensees shall [***] to the Relevant Patents is required (i) due to a [***] or the [***] by Licensee, its Affiliates or permitted Sublicensees, or (ii) as a result of Licensee [***] its [***] from a Third Party. Notwithstanding the foregoing, in no event shall any Royalty Payments be reduced below [***] of the Royalty Payments that would otherwise be due to OPKO not including any such reductions.
(c)    For clarification, as an example only, after applying the reductions in Section 5.6(a) and 5.6(b), in no event shall the Royalty Payments be reduced below [***], [***], [***] and [***], respectively, based on the Applicable Percentages set forth in Section 5.4.
5.7    Late Payments.
Any amount required to be paid by a Party hereunder which is not paid on the date due shall bear interest at a rate equal to the [***] day U.S. dollar LIBOR rate effective for the date that payment was first due as reported by The Wall Street Journal (Internet Edition) plus [***]. Such interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days payment is delinquent.
5.8    Reports, Timing and Method of Payments.
(a)    Within [***] days following the end of each Calendar Quarter, commencing with the end of the first Calendar Quarter during which the First Commercial Sale occurs, Licensee shall provide OPKO with a report including (i) gross sales of Products in the License Territory during the prior Calendar Quarter in local currency, (ii) Net Sales of Products in the License Territory during the prior Calendar Quarter in local currency, and all calculations used to determine such Net Sales from gross sales, and (iii) a calculation of the amount (including applicable exchange rate) of the Royalty Payment due to OPKO under Section 5.4 with respect to the prior Calendar Quarter, including calculation of any reductions or credits against Royalty Payments taken in accordance with Section 5.6. Not later than [***] days following the end of each Calendar Quarter, Licensee shall pay to OPKO the Royalty Payment to which OPKO is entitled under Section 5.4 by wire transfer to a bank account designated in writing by OPKO.
(b)    In the event that a Party disputes an invoice or other payment obligation under this Agreement, such Party shall timely pay the undisputed amount of the invoice or other payment obligation, and the Parties shall resolve such dispute in accordance with Article 21.
5.9    Taxes.
(a)    Each Party shall be responsible for any income taxes payable by such Party on incomes made to it under this Agreement. Licensee shall have the right to deduct any withholding

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tax required to pay or withhold on behalf of OPKO from the payments pursuant to this Article 5 and other payments as long as Licensee shall provide OPKO with certified receipts of the payments of such withholding taxes duly issued by the Governmental Authorities in the License Territory and shall give OPKO such assistance as may be reasonably necessary for Licensee to claim exemption from income tax in Ireland. The Parties acknowledge and agree that it is their mutual objective and intent to minimize, to the extent feasible, taxes payable with respect to this Agreement and that they shall use their Commercially Reasonable Efforts to cooperate and coordinate with each other to achieve such objective as allowed under Applicable Laws. To the extent that the Party making the payment under this Agreement (“Paying Party”) is required to deduct and withhold taxes on any payment to the other Party (“Receiving Party”), Paying Party shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to the other Party an official tax certificate or other evidence of such withholding sufficient to enable Receiving Party to claim credit or deduction of such payment of taxes. Receiving Party shall provide Paying Party with any completed tax forms that may be reasonably necessary in order for Paying Party not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. The Parties acknowledges that said tax forms have to be filed with the Governmental Authority periodically. Paying Party will file any Tax Documents with the relevant Governmental Authorities prior to the relevant payment and promptly after receipt thereof from Receiving Party. Each Party shall cooperate with the other to the extent reasonably requested for the purpose of filing any tax returns relating to sales, use, transfer, stamp, VAT, withholding, or similar taxes, if any, levied on amounts payable hereunder.
(b)    For purposes of clarity, all sums payable under this Agreement shall be exclusive of VAT. In the event that any VAT is owing in Paying Party’s jurisdiction in respect of any such payment, Paying Party shall pay such VAT and the payment in respect of which such VAT is owing shall be made by Paying Party without deduction for or on account of such VAT to ensure that Receiving Party receives a sum equal to the sum which it would have received had such VAT not been due.
5.10    Currency Exchange.
If any Product sold by Licensee under this Agreement is invoiced in a currency other than U.S. dollars, all Royalty Payments by Licensee to OPKO shall be converted into U.S. dollars at the average of exchange rates on the last days of all months in the applicable Calendar Quarter based on the middle market spot rate therefor published in The Wall Street Journal (Internet Edition).
5.11    Adjustments.
If there is any major change in the pharmaceutical regulatory environment relating to the Product in the License Territory (including, but not limited to, the drug pricing system and bundled payments), then upon the request of either Party, the Parties shall meet and discuss in good faith to determine whether an adjustment to the terms and conditions of this Agreement, including the financial provisions set forth in this Article 5, is appropriate.
6.    Development

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6.1    Development Responsibilities.
Licensee shall be responsible, at its sole cost and expense, for performing, or causing to be performed, all development activities necessary to obtain Regulatory Approval for the Product in the Field in the License Territory. Without limitation of the foregoing, Licensee agrees that Licensee and its Affiliates will use Commercially Reasonable Efforts to (a) develop the Product in the Field in the License Territory, and (b) obtain and maintain Regulatory Approval for the Product in the Field in the License Territory, in each case in accordance with the Development Plan (including the projected timelines set forth in the Development Plan). Licensee and its Affiliates shall conduct all such development activities in accordance with Applicable Laws.
6.2    Development Plan.
(a)    The initial version of the plan setting forth the proposed overall program of development, including projected timelines for the completion of significant development activities (as such plan may be amended from time to time in accordance with this Agreement, the “Development Plan”) is attached hereto as Appendix C. Except as set forth in this Section 6.2, Licensee shall have the right to modify the Development Plan [***] and consistent at all times with Article 9 and its obligations to use Commercially Reasonable Efforts to carry out its obligations under this Agreement, as applicable. Without limiting the foregoing or any provision of Article 9, if and when there is a [***] to be conducted by Licensee, Licensee shall [***] or JDC, and Licensee will otherwise provide OPKO with [***] to the Development Plan (including all changes thereto). To the extent any terms or conditions of the Development Plan expressly conflict with the terms or conditions of this Agreement, the terms and conditions of this Agreement shall control.
(b)    Any change to the Development Plan that could reasonably be expected to have the [***] shall be approved by the mutual agreement of the Parties in accordance with Section 9.1(c)(ii).
6.3    OPKO Phase II Study.
OPKO or its Affiliates shall use Commercially Reasonable Efforts to Commence a Phase II Clinical Trial in the United States, the synopsis of which is attached hereto as Schedule 6.3 (the “OPKO Phase II Study”), by [***]. For the purposes of this Section 6.3, the term “Commence” shall mean that a potential study subject [***] in the OPKO Phase II Study.
6.4    Publications.
Neither Party nor its Affiliates or future Sublicensees may publish or otherwise disseminate peer reviewed manuscripts or give other forms of public disclosure such as abstracts and media presentations regarding the Compound or Product (such disclosure collectively, for purposes of this Section 6.4, “Publication”), without the opportunity for prior review by the other Party. A Party seeking Publication shall provide the other Party the opportunity to review and comment on any proposed Publication at least [***] days (or at least [***] days in the case of abstracts and media presentations) prior to its intended submission for Publication. The other Party shall provide the Party seeking Publication with its initial comments in writing, if any, within [***] days (or within

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[***] days in the case of abstracts and media presentations) after receipt of such proposed Publication. The Party seeking Publication shall consider in good faith any comments thereto provided by the other Party and shall comply with the other Party’s reasonable request to remove any and all of such other Party’s Confidential Information from the proposed Publication. In addition, the Party seeking Publication shall delay the submission for a period of up to [***] days in the event that the other Party can demonstrate reasonable need for such delay in order to accommodate the preparation and filing of a patent application. If the other Party fails to provide its comments to the Party seeking Publication within such [***]-day period (or [***] period, as the case may be), such other Party shall be deemed not to have any comments, and the Party seeking Publication shall be free to publish in accordance with this Section 6.4. Notwithstanding the foregoing, the Parties acknowledge and agree that from time to time on a case by case basis, a Party may request to expedite the timelines set forth above for review and comment by the other Party of a manuscript, abstract or presentation. In such event, the Parties will work together in good faith to accommodate the requesting Party’s timeline. The Party seeking Publication shall provide the other Party with a copy of the Publication at the time of the submission. Each Party agrees to acknowledge the contributions of the other Party and/or its Affiliates, Sublicensees or Other Licensees and their employees in all Publications as scientifically appropriate. In addition, the Parties shall discuss in good faith an appropriate procedure to coordinate comments on the publications regarding the Compound and Product by the Parties, its Affiliates, existing and future Sublicensees, and Other Licensees.
6.5    Development Records.
(a)    Licensee and its Affiliates shall maintain complete and accurate records of all work conducted by or on behalf of Licensee in furtherance of the development of the Product in the Field in the License Territory and all material results, data and developments made in conducting such activities. Such records shall be maintained in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes and in accordance with Applicable Laws.
(b)    OPKO and its Affiliates shall maintain, and OPKO shall use reasoanble efforts to cause any Other Licensee to maintain, complete and accurate records of (i) all work conducted by OPKO in furtherance of the development of the Product (A) outside the Field in the License Territory, and (B) in the OPKO Territory, and (ii) all material results, data and developments made in conducting such activities, in each case to the extent reasonably necessary or useful to support Licensee’s development of the Product in the Field in the License Territory. Such records shall be maintained in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes and in accordance with Applicable Laws.
6.6    Data Sharing.
(a)    Within [***] days after the Effective Date, OPKO shall, [***], transfer to Licensee, all material data, results and reports included within the OPKO Technology and the Other Licensee Technology, that is necessary [***] to develop the Compound and the Product in the Field in the License Territory.

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(b)    From time to time during the Term, OPKO shall transfer to Licensee in a timely manner any new material data, results and reports included within the OPKO Technology and the Other Licensee Technology, that is necessary [***] to develop the Compound and the Product in the Field in the License Territory that was not previously transferred to Licensee; provided, that any such material data, results and reports included within the OPKO Technology and Other Licensee Technology that is provided by OPKO to Licensee under this Section 6.6(b) (i) [***] Technology, and (ii) subject to Section 17.3, will be provided to Licensee with Licensee [***]. For clarity, OPKO shall ensure that (A) all data, results and reports related to safety included within [***] will be shared to Licensee [***]; and that (B) any data, results and reports generated from clinical studies conducted [***] for the treatment of SHPT in dialysis patients (including Phase II Clinical Trials and Phase III Clinical Trials) [***].
(c)    From time to time during the Term, Licensee shall transfer to OPKO in a timely manner all material data, results and reports included within the Licensee Technology that is necessary or useful to develop the Compound and the Product (i) in all fields of use in the OPKO Territory, and (ii) outside the Field in the License Territory.
(d)    Licensee shall share with OPKO, through the JSC or JDC, a written plan describing any and all [***] relating to the Compound and the Product intended to be conducted by or on behalf of Licensee, its Affiliates and permitted Sublicensees in the [***], as well as all material data, results and reports of [***] relating to the Compound and Product conducted by or on behalf of Licensee, its Affiliates and permitted Sublicensees in the [***]. OPKO shall have the right to share all material data, results and reports included within the Licensee Technology to an Other Licensee [***] included within such Other Licensee Technology. If such [***] and reports to Licensee, OPKO shall ensure that such [***] shall [***] consideration to be granted to rights to access similar data, results and reports included within Licensee Technology, [***] over by OPKO to Licensee.
6.7    Reimbursement of Certain Costs for Pre-Clinical or Non-Clinical Studies.
[***] of the costs and expenses incurred by Licensee for [***] relating to the Compound or Product that are required by the PMDA or which Licensee reasonably believes is necessary to obtain Regulatory Approval for the Product for treatment of SHPT in the License Territory; provided that such [***] in the aggregate [***] (“Reimbursable Expenses”). Upon OPKO’s request, Licensee shall deliver to OPKO at [***] a copy (in English) of the final study reports for the studies whose cost has been reimbursed by [***] (or are to be reimbursed by [***], in accordance with this Section 6.7), including all underlying raw data, and OPKO shall have the right to use the data and reports of such studies in accordance with Section 6.6. [***] shall deliver to [***] an invoice within [***] after the end of each Calendar Quarter during which any [***] were incurred by [***] setting forth an itemized breakdown of [***]. Upon request by [***], [***] shall promptly provide to [***] relevant supporting documentation relating to such [***]. [***] shall pay any such invoice within [***] after receipt thereof. If Reimbursable Expenses were paid by [***] to a Third Party vendor in local currency, the foreign exchange rate set forth in Section 5.10 shall apply with respect to the conversion of such amounts to U.S. Dollars.
6.8    Cooperation on Development.

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Upon Licensee’s request, OPKO and its Affiliates shall reasonably cooperate with Licensee for Licensee’s development, including manufacturing development and toxicological or pharmacokinetic studies, necessary or useful to develop and commercialize the Product in the Field in the License Territory. The [***] and any [***] of OPKO for such activities shall be promptly [***]; provided, however, that such [***] prior to commencement of the related activities. Such cooperation shall include:
(a)supplying sample materials to be used for toxicological or pharmacokinetic studies (e.g. radio labeled standards and metabolite reference standards);
(b)supplying reference standard materials and other sample materials to be used for the analysis of the Compound and Product, in case OPKO or its Affiliate supply the Product pursuant to Section 10.2 (e.g. reference standard of API and impurities); and
(c)conducting development works (e.g. analytical method development, analytical method transfer, and modification to the dosage or formulation (e.g. colors) of the Product).
7.    Regulatory Matters
7.1    Regulatory Filings and Regulatory Approvals.
(a)    Licensee shall be responsible for preparing and filing Drug Approval Applications and seeking and maintaining Regulatory Approval for the Product in the Field in the License Territory, including preparing all documentation and reports necessary in connection therewith, as well as securing data and market exclusivity where applicable in compliance with the Act on Drugs and Medical Devices and other Applicable Laws in the License Territory. All such Drug Approval Applications and Regulatory Approvals shall be owned by Licensee and Licensee shall promptly provide to OPKO a copy of each such Drug Approval Application, Regulatory Approval and material submission to and communication with a Regulatory Authority regarding the same. Upon OPKO’s request, Licensee shall, [***], provide an English translation thereof. Except as expressly set forth in this Agreement, [***] incurred by Licensee in connection with the preparation, filing and maintenance of Drug Approval Applications and Regulatory Approvals for the Product in the Field in the License Territory shall be borne solely by [***]. Notwithstanding the foregoing to the contrary, any costs and expenses related to the translation to English of the Drug Approval Applications, Regulatory Approvals or material communications with a Regulatory Authority in the License Territory to be provided to OPKO by Licensee shall be borne by [***], while any costs and expenses related to the translation to Japanese of the Drug Approval Applications, Regulatory Approvals or material communications with a Regulatory Authority in OPKO Territory to be provided to Licensee shall be borne by [***].
(b)    OPKO shall (i) make available to Licensee all information, data, and reports Controlled by OPKO or its Affiliates that Licensee reasonably indicates to OPKO is required to file Drug Approval Applications or obtain Regulatory Approval for the Product in the Field in the License Territory, (ii) make its personnel with relevant subject matter expertise available on a

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reasonable basis to consult with Licensee with respect thereto. Licensee shall reimburse the out-of-pocket expenses incurred by OPKO.
(c)    If OPKO, its Affiliates or its contract manuracturers desire to protect their respective trade secrets, OPKO shall, or shall use reasonable efforts to cause its contract manufacturers to, submit and maintain an appropriate drug master files application(s) in accordance with the Applicable Law in the License Territory at the cost of OPKO or the contract manufacturers.
(d)    If OPKO does not have the rights to provide the information of the nature described in Section 7.1(b)(i) to Licensee for its use in the Field and the License Territory, then OPKO shall use [***] to [***].
7.2    Right of Reference to Regulatory Filings; Third Party Clinical Data.
(a)    Each Party shall have the right of cross-reference to the other Party’s regulatory filings to the extent necessary to obtain Regulatory Approval for the Product in such Party’s respective territory.
(b)    OPKO shall use reasonable efforts to ensure that Licensee has the right of cross-reference to an Other Licensee’s regulatory filings for the purposes described in the foregoing sentence. OPKO may grant the right to cross-reference to Licensee’s regulatory filings only to an Other Licensee that has agreed to grant Licensee the reciprocal right of cross-reference.
(c)    If [***] is required to [***] in order to obtain the right to cross-reference an Other Licensee’s regulatory filings (including, clinical data), then prior to providing Licensee with any, or a right of reference thereto, other than as required by Applicable Law, the Parties shall mutually agree on an [***] or other [***] by Licensee; provided, however, that (i) OPKO shall ensure that such Other Licensee shall agree to [***]; and (ii) if such Other Licensee does not permit Licensee the right to cross-reference to an Other Licensee’s regulatory filings, [***] to Licensee’s regulatory filings.
7.3    Cooperation.
Each Party shall keep the other Party informed of any material regulatory developments relating to the Product in its own territory through reports at the JSC meetings, or more frequently if the circumstances reasonably require. The Parties shall consult and cooperate in (a) the preparation of each Drug Approval Application for the Product in the Field in the License Territory, and (b) the maintenance of Regulatory Approvals for the Product in the Field in the License Territory; provided that Licensee shall be primarily responsible for interactions with Regulatory Authorities throughout the License Territory. Licensee shall provide OPKO with reasonable advance notice of any material scheduled meeting with the PMDA or any other Regulatory Authority in the License Territory relating to any Drug Approval Application or Regulatory Approval for the Product. Licensee shall duly take OPKO’s input into consideration and, if OPKO desires and permitted by Applicable Law, permit OPKO to participate in any such meeting, as long as the interpreters for OPKO’s benefit are paid for by OPKO. Licensee shall (i) provide OPKO with copies of any minutes or other records,

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in English, relating to such meetings with Regulatory Authorities in a timely manner, and (ii) promptly inform OPKO about any significant Regulatory Approval milestones achieved.
7.4    Threatened Regulatory Action.
Each Party shall promptly notify the other Party of any information it receives regarding any threatened or pending action, inspection or communication by any Regulatory Authority against itself, its Affiliates, Other Licensees, Sublicensees or any of its subcontractors (including those in the supply and distribution chain of the Product), which may materially and adversely affect development, commercialization or regulatory status of the Product in the other Party’s territory (a “Regulatory Action”). The Parties shall reasonably and in good faith consult with each other in an effort to determine a mutually acceptable procedure for addressing this Regulatory Action.
7.5    Recalls.
In the event that any Governmental Authority threatens or initiates any action to remove the Product from the market or there is any recall, withdrawal, market notification or equivalent action to remove the Product from the market (whether voluntary or involuntary) (a “Recall”), each Party shall notify the other Party thereof as soon as practicable. The Parties shall assist each other in gathering and evaluating the relevant information as is necessary of conducting a Recall. Each Party shall, and shall cause its Affiliates, and use reasonable commercial efforts to cause its Other Licensees, Sublicensees and subcontractors to, maintain adequate records to permit the Parties to trace the distribution and use of the Products in their respective territories. Unless otherwise agreed by the Parties in a subsequent written agreement, Licensee shall have the right to decide whether any Recall with respect to Products in the Field and in the License Territory should be commenced and Licensee shall have the obligation, at its expense to control and coordinate all efforts necessary to conduct such Recall for the Field and in the License Territory. Notwithstanding the foregoing, if a “Quality Agreement” or “Pharmacovigilance Agreement” has been executed and is applicable with respect to any recall, withdrawal or market notification of the Product in the License Territory, then any such recall, withdrawal or market notification shall be conducted as set forth in that agreement.
7.6    Clinical Trial Registries.
From and after the Effective Date, Licensee will be responsible, in consultation with the JDC, for registering, maintaining and updating any registries pertaining to any clinical trial for the Product conducted in the License Territory pursuant to this Agreement to the extent required by Applicable Laws (collectively, the “Clinical Trial Registries”). For clarity, Licensee will use reasonable efforts to ensure that the information on all Clinical Trial Registries is correct, consistent and compliant with Applicable Laws.
8.    Commercialization
8.1    Licensee Efforts.

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Subject to the terms and conditions of this Agreement, Licensee agrees that Licensee and its Affiliates will use Commercially Reasonable Efforts to (a) launch the Product in the License Territory as soon as commercially practicable after receipt of Regulatory Approval, and (b) continue diligently thereafter to commercialize, market, promote and sell the Product in the License Territory, in each case for each Initial Indication or Additional Indication for which the Product has received Regulatory Approval in the License Territory.
8.2    Promotional Activities.
(a)    Upon request of Licensee, OPKO shall deliver to Licensee, [***], a copy of the then existing Marketing Material developed or used by OPKO or its Affiliates in connection with the promotion or marketing of the Product in the OPKO Territory. OPKO makes no representation as to the appropriateness or applicability of the Marketing Material in the License Territory. Licensee and its Affiliates shall, subject to Applicable Laws, have the right to use and modify all such Marketing Material in connection with its marketing of the Product in the License Territory [***]. Licensee and its Affiliates also shall have the right to create, develop and use other Marketing Material in the License Territory at [***]. Licensee shall ensure that any Marketing Material developed or used by Licensee or its Affiliates complies with all Applicable Laws in the License Territory. OPKO shall not have any liability with respect to use by or on behalf of Licensee of any Marketing Material provided by OPKO to Licensee under this Section 8.2(a).
(b)    Upon request of OPKO, Licensee shall provide to OPKO a copy of any Marketing Material developed by Licensee or its Affiliates, including, if requested by OPKO, an English translation thereof, which translation will be provided at [***]. Subject to the terms and conditions of this Agreement, OPKO (and any of its Affiliates and Other Licensees) shall have the right to use in the OPKO Territory and modify such Marketing Material created and developed by Licensee for the License Territory [***]; provided, that OPKO shall be solely responsible for ensuring that such Marketing Material complies with any Applicable Laws in the OPKO Territory, and Licensee shall not have any liability with respect to use by or on behalf of OPKO of any Marketing Material provided by Licensee to OPKO under this Section 8.2(b).
(c)    While Licensee and its Affiliates shall use Commercially Reasonable Efforts to [***] for branding the Product (including reasonably considering the use of a trademark consistent with OPKO Trademark for the Product), [***] using the trademarks that [***] from the viewpoint of maximizing the value of the Product in the License Territory. Licensee and its Affiliates shall allow the JSC to review the candidate trademarks and [***]. Any trademark selected by Licensee or its Affiliates (other than those originally owned by OPKO) shall be owned by [***] or its Affiliates (“Licensee Trademark”) and will be assigned by [***] or its Affiliates to [***] upon early termination of this Agreement for any reason other than by Licensee in accordance with Section 16.1(b)(ii) or (iii).
(d)    In addition, upon Licensee’s request, OPKO shall assign or grant an exclusive license to Licensee to the OPKO Trademark Controlled by OPKO in the License Territory, which license will continue in perpetuity after the expiration or termination of the Royalty Term, subject to payment and other obligations set forth under Section 3.2 of this Agreement.

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9.    Governance
9.1    Joint Development Committee and Joint Steering Committee.
(a)    Within [***] days following the date of this Agreement, the Parties shall form: (i) a joint steering committee (the “JSC”) with responsibility for the overall coordination and oversight of activities under this Agreement and the Supply Agreement, and (ii) a specialized joint committee focusing on development and Regulatory Approval of Products in the Field in the License Territory (the “JDC”). The JSC and JDC shall have the responsibilities and authority allocated to it in this Article 9 and elsewhere in this Agreement, and as otherwise agreed by the Parties. The JSC and JDC may be referred to separately as a “Committee” and jointly as the “Committees”.
(b)    The Committees shall have representatives from each of OPKO and Licensee and their Affiliates. Each Party may replace its Committee representatives at any time upon written notice to the other Party. Each Committee shall have a chairperson. The chairperson of the JDC and JSC shall be designated by Licensee for the first Agreement Year, shall be designated by OPKO for the second Agreement Year, and shall alternate between the Parties on an annual basis thereafter. The chairperson shall be responsible for calling meetings, and preparing and circulating an agenda in advance of each meeting of such Committee. An OPKO designee shall be responsible for preparing and issuing minutes of each meeting within [***] thereafter. The minutes of each meeting shall, among other things, record all matters acted upon and approved or disapproved by the Committee, actions to be taken, and any matters the Committee failed to resolve. Such minutes will not be finalized until both Alliance Managers review and confirm in writing the accuracy of such minutes.
(c)    Each Party’s designees on a Committee shall, collectively, have [***] vote (the “Party Vote”) on all matters brought before the Committee, which Party Vote shall be determined by consensus of such Party’s designees present (in person or otherwise) at the meeting. Except as expressly provided in this Section 9.1(c), each Committee shall operate as to matters within its jurisdiction by [***] Party Vote. Any disagreement between the representatives of the Parties on the JDC as to matters within the JDC’s jurisdiction shall be submitted for discussion and resolution by the JSC. If following such submission, the disagreement is still not resolved, then the disagreement shall be resolved by the Parties as follows:
(i)    any disagreement regarding an amendment to the Development Plan that relates to whether [***];
(ii)    any disagreement regarding an amendment to the Development Plan that relates to whether a [***];
(iii)    any disagreement regarding modifications to the Development Plan other than items (i) and (ii) above, shall be resolved by [***]; and
(iv)    any disagreement regarding any matters solely related to the OPKO Territory or matters outside the Field in the License Territory, shall be resolved by OPKO.

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(d)    Each Party will disclose to the other proposed agenda items along with appropriate information at least [***] Business Days in advance of each meeting of each Committee, as applicable; provided, that under exigent circumstances requiring a Committee’s input, a Party may provide its agenda items to the other Party within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, and such items shall be included in such agenda if such other Party consents to such later addition of such agenda items or the absence of a specific agenda for such Committee meeting.
(e)    Notwithstanding the Committee structure established under Section 9.1(a), each Party shall retain the rights, powers and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in a Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. Without limiting the generality of the foregoing, no Committee shall have any authority or jurisdiction to amend, modify, or waive compliance with this Agreement, any of which shall require mutual written agreement of the Parties.
9.2    Joint Steering Committee.
Each Party shall appoint an equal number of up to [***] of its or its Affiliates’ senior employees to serve on the JSC. The JSC shall: (a) oversee and coordinate the development of, and the preparation and filing of Drug Approval Applications and other regulatory submissions for, the Products in the License Territory in the Field; (b) oversee the supply of Products for the License Territory in the Field; (c) review material activities to be conducted in connection with commercialization of the Products in the License Territory in the Field; (d) review any [***] relating to the Compounds and Products in the [***] by Licensee, its Affiliates and permitted Sublicensees; and (e) oversee such other matters as are agreed by the Parties.
9.3    Joint Development Committee.
Each Party shall appoint [***] of its or its Affiliates’ employees to serve on the JDC. The JDC shall coordinate as between the Parties communication and operations regarding the development of, and preparation and filing of, Drug Approval Applications and other regulatory submissions for, the Products in the License Territory in the Field. The JDC will also facilitate the exchange of data arising in clinical trials of Products relevant to the License Territory, whether conducted in or outside the License Territory or the Field.
9.4    Committee Meetings.
(a)    The JSC shall meet at least semi-annually and the JDC shall meet at least quarterly, unless no later than [***] days in advance of any meeting there is a determination, by agreement of both Parties, that no new business or other activity has transpired since the previous meeting, and that there is no need for a meeting. In such instance, the next meeting will be scheduled. Each Party may also call a special meeting of the Committees in the event such Party reasonably believes that a significant matter must be addressed prior to the next regularly scheduled meeting. Committees may establish subcommittees; provided that such subcomittees are comprised of equal representation from both Parties and may dissolve them.

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(b)    The Committee meetings may, upon the agreement of both Parties, be via teleconference and/or videoconference; provided, however, that at least one (1) of the Committee meeting per Agreement Year shall be in person, such meetings to be held on an alternating basis between the United States and Japan, unless the Parties mutually agree otherwise in writing to waive such requirement.
(c)    Each Party shall bear their own expenses in connection with attending meetings of the Committees.
9.5    Alliance Managers.
(a)    Each of the Parties shall appoint a single individual to act as that Party’s point of contact for day to day communications between the Parties relating to the activities conducted under this Agreement (each, an “Alliance Manager”). Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager by written notice to the other Party.
(b)    Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment within the JSC and JDC. Each Alliance Manager will also: (i) be the point of first referral in all matters of conflict resolution; (ii) coordinate the relevant functional representatives of the Parties and their Affiliates in developing and executing strategies and the Development Plan for the Products in the License Territory in the Field; (iii) provide a single point of communication for seeking consensus both internally within the respective Parties’ organizations and between the Parties regarding key strategy and Development Plan issues; (iv) identify and bring disputes to the attention of the JSC and JDC in a timely manner; (v) plan and coordinate cooperative efforts and internal and external communications; and (vi) coordinate governance activities, such as the conduct of JSC and JDC meetings and production of meeting minutes so that they occur as set forth in this Agreement, and take actions necessary to facilitate performance of relevant action items resulting from such meetings.
(c)    The Alliance Managers shall attend all Committee meetings and support the chairperson of the JSC and JDC in the discharge of their responsibilities. The Alliance Managers shall be nonvoting participants in Committee meetings, unless they are also appointed members of a Committee; provided, however, that an Alliance Manager may bring any matter to the attention of any Committee if such Alliance Manager reasonably believes that such matter warrants such attention.
9.6    Global Development Meetings.
Subject to the agreement of the Other Licensees, OPKO and Licensee shall consider holding a meeting among OPKO, Licensee and the Other Licensees and their Affiliates to discuss the development status of the Product and, if agreed by all attendees at such meeting, to coordinate with respect to the global development strategy for the Product.
10.    Manufacturing, Distribution and Supply

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10.1    Manufacturing and Supply by Licensee.
Consistent with the license granted to Licensee in Section 2.1(a), Licensee shall have the right to manufacture and have manufactured Compound and Product in the License Territory and the [***] solely for its clinical, pre-clinical or non-clinical and commercial use in the Field in the License Territory. If Licensee elects to manufacture Compound and Product, then within [***] days of Licensee’s election, OPKO shall transfer and deliver to Licensee, [***], copies of tangible embodiments of the OPKO Technology and, to the extent avaialable subject to Section 17.3, Other Licensee Technology, necessary to enable Licensee or its designee to manufacture Compound and/or Products for use in the Field in the License Territory. Additionally, upon Licensee’s election, OPKO shall use Commercially Reasonable Efforts to provide to Licensee, to the extent that such information may be disclosed, information retained by any Third Party contract manufacturers engaged by OPKO to manufacture the Compound or Products so that Licensee may consider directly engaging such Third Party contract manufacturers. For clarity, an election by Licensee to manufacture Compound and/or Product would not preclude OPKO, under its retained rights, to make, and have made, Compounds and Product in the License Territory or conduct Research of Compounds and Product in the License Territory consistent with Section 2.3.
10.2    Manufacture and Supply by OPKO.
Upon Licensee’s request, OPKO and Licensee shall negotiate in good faith the terms of a supply agreement (the “Supply Agreement”) and related quality agreement (the “Quality Agreement”) pursuant to which OPKO shall supply to Licensee, directly or through a Third Party, Product in bulk capsule form (“Bulk Product”) to support the development, sale and commercialization of the Product in the Field in the License Territory. For clarity, Licensee shall be responsible for packaging the Product to meet any requirements under Applicable Law in the License Territory. In addition, OPKO shall supply reasonable quantities of Compound required by Licensee for [***] and pre-clinical or non-clinical development of the Product permitted under this Agreement. Notwithstanding the foregoing to the contrary, OPKO shall have no obligation to enter into a Supply Agreement with Licensee with respect to the supply of Product in a dosage form or formulation that is different than the dosage form or formulation that OPKO is manufacturing or has manufactured for the use of OPKO, its Affiliates and Sublicensees in the OPKO Territory; provided, however that, upon Licensee’s request, OPKO and Licensee shall discuss in good faith OPKO or its Affiliates providing the Product with modifications necessary or useful for the development and commercialization of the Product in the Field in the License Territory. The clinical supply of Bulk Product and Compound for Research, pre-clinical or non-clinical work will be supplied to Licensee at [***] and the commercial supply of Bulk Product will be supplied to Licensee at [***]. Certain terms to be included in the Supply Agreement are set forth in Schedule 10.2 attached hereto and the Supply Agreement shall contain such other terms customary and reasonable for an agreement of such type.
10.3    ICH-M7 Compliance.
If requested by a Regulatory Authority in the License Territory, [***] shall complete ICH-M7 validation to assess and control DNA reactive (mutagenic) impurities that may exist in the Bulk Product and Compound supplied by OPKO to Licensee under the Supply Agreement. The cost for

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such ICH-M7 validation shall be (a) borne solely by [***] for the License Territory, and (b) borne [***] if it is required for the License Territory [***] the License Territory.
10.4    Manufacturing Specific Provisions.
If OPKO supplies Bulk Product and/or Compound to Licensee, the following terms shall apply:
(a)    Accreditation. OPKO and the Licensee acknowledge that, pursuant to Applicable Law, the manufacturing sites for the Compound and Product, including any test or storage facilities, are required to be accredited as of the time when the Licensee files for Regulatory Approval for the Product in the License Territory. In order to assist Licensee in obtaining Regulatory Approval for the Product in the License Territory, OPKO shall (i) cooperate reasonably with Licensee to apply for, or use diligent efforts to cause its contract manufacturers to apply for, or (ii) permit Licensee to apply on OPKO’s behalf for, or use diligent efforts to cause its contract manufacturers to permit Licensee to apply for, on their behalf, accreditation to the Regulatory Authorities in the License Territory, prior to Licensee’s anticipated date for the filing of a New Drug Approval for the Product in the License Territory. In the case of application by the Licensee on behalf of OPKO and/or its contract manufacturers, OPKO shall provide, or shall use diligent efforts to cause its contract manufacuturer to provide, Licensee with all documents and information available to OPKO or its contract manufacturer and reasonably necessary to support accreditation requested by the Licensee in a timely manner. In the event that OPKO or its contract manufacturer makes changes with respect to the following matters after the accreditation, OPKO shall notify, or shall use diligent efforts to cause its contract manufacturer to notify, Licensee within seven (7) days:
(i)    corporate name or address of the manufacturer
(ii)     name or address of the Person responsible for the manufacturing establishment;
(iii)    name of the executives responsible for the services;
(iv)    name of the manufacturing establishment;
(v)    major part of buildings and facilities of the manufacturing establishment; and
(vi)    category and (deemed) accreditation number, when a foreign manufacturer obtains additional accreditations for another category, or discontinues operation of their accredited manufacturing establishment.
(b)    Audits of Manufacturing Facilities by Regulatory Authority. If a Regulatory Authority in the License Territory requests an inspection or audit of OPKO’s facilities and/or a contract manufacturer’s facilities manufacturing a Compound or Product (including any test or storage facilities), OPKO shall, and shall use diligent efforts to cause its contract manufacturer to, cooperate with the Licensee and the Regulatory Authority in fulfilling such request. Following

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receipt of the inspection or audit observations of the Regulatory Authority (a copy of which OPKO shall provide as soon as reasonably possible to the Licensee; provided, that there shall be no obligation to provide information to the extent such information is not related to nor negatively affect a Compound or Product), OPKO shall, and shall cause its contract manufacturers, to use good faith and reasonable efforts to consult with Licensee and prepare the response to any such observations, in English. OPKO shall [***] associated with such an inspection or audit. Nothing contained within this Section 10.4 shall restrict either Party from making a timely report to a Regulatory Authority or take other action that it deems to be appropriate or required by Applicable Law.
(c)    Audits of Manufacturing Facilities by Licensee. OPKO shall permit the Licensee to perform a standard GMP compliance audit at its manufacturing sites (including any test or storage facilities) relating to the Compound or Product [***] per year without cause upon reasonable notice during regular business hours. For clarity, OPKO shall permit the Licensee to perform a GMP compliance audit at its manufacturing site at any time for cause. An audit “for cause” shall mean an audit in response to a regulatory authority audit notice setting forth significant observations regarding quality system issues or failures.
11.    Safety and Surveillance
11.1    Reporting.
Licensee shall be responsible for any reporting of matters regarding the safety of the Product, including Adverse Events, to the appropriate Regulatory Authority in the License Territory, in accordance with Applicable Laws. Licensee shall promptly notify OPKO of any such matter and furnish complete copies of such reports to OPKO in accordance with the Pharmacovigilance Agreement. In the event Licensee or OPKO should become aware of information that may require a Product recall, field alert, withdrawal or field correction arising from any defect in the Product, it shall immediately notify the other Party in writing.
11.2    Adverse Events.
Promptly after the Effective Date or as otherwise agreed by the Parties, the Parties shall agree upon the terms of a pharmacovigilance agreement (the “Pharmacovigilance Agreement”). The Parties shall implement the Pharmacovigilance Agreement and shall provide each other on a regular basis with any appropriate information that enables the other Party to meet its regulatory obligations with respect to the Product or that is relevant to the safe use of the Product, whether inside or outside the License Territory. The Pharmacovigilance Agreement will be reviewed jointly on an annual basis or when there is a material change in Applicable Laws governing Adverse Event reporting, whether inside or outside the License Territory. OPKO shall maintain the global safety database for the Product, to be set forth in greater detail in the Pharmacovigilance Agreement.
11.3    Medical Inquiries.
Following the Effective Date, Licensee shall be responsible for handling all medical questions or inquiries in the License Territory, including all Product complaints, with regard to any

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Product sold by or on behalf of Licensee (or any of its Affiliates or Sublicensees) (including having a call center in connection therewith), in each case in accordance with Applicable Laws and this Agreement. OPKO shall immediately forward any and all medical questions or inquiries which it receives with respect to any Product sold by or on behalf of Licensee (or any of its Affiliates or Sublicensees) in the License Territory to Licensee in accordance with all Applicable Laws and Licensee shall immediately forward to OPKO any and all medical questions or inquiries that it receives with respect to Product sold by or on behalf of OPKO in the OPKO Territory or in the License Territory outside the Field, in each case in accordance with all Applicable Laws. OPKO shall be primarily responsible for handling any Product complaints related to quality of the Product if such Product was manufactured by or on behalf of OPKO, and Licensee shall (a) promptly refer all such Product complaints to OPKO, and (b) provide all assistance reasonably requested by OPKO in order to address such Product complaints in the License Territory. Licensee shall be primarily responsible for handling any Product complaints related to quality of the Product if such Product was manufactured by or on behalf of Licensee, and OPKO shall promptly refer all such Product complaints to Licensee.
12.    Audit Rights
12.1    Audit Rights.
Licensee shall keep complete and accurate records which are relevant to Product revenues in the License Territory (including gross revenues and Net Sales) and payments under this Agreement (including milestone payments and Royalty Payments) and such records shall be maintained by Licensee for at least [***] years following their creation. OPKO shall have the right, at OPKO’s expense, through an independent certified public accounting firm selected by OPKO that is internationally recognized as one of the four largest accounting firms in the world or like Person reasonably acceptable to Licensee, to examine such records during regular business hours upon reasonable notice during the Term and for [***] years after its expiration or termination to verify the amounts payable to OPKO under Article 5; provided, however, that such examination shall not take place more often than [***] per Agreement Year and shall not cover such records for more than the preceding [***]. OPKO shall bear the full cost of the audit unless such audit discloses that the deficiency as between the payments made to OPKO during the audited period differs by more than [***] from the amount the accountant determines is correct, and in such case Licensee shall pay to OPKO any outstanding amounts due to OPKO along with the reasonable fees and expenses charged by the accountant within [***] of such determination. If the audit reveals that Licensee made an overpayment, Licensee may offset the amount of such overpayment against its next scheduled future payment obligations.
13.    Intellectual Property
13.1    Ownership of Intellectual Property.
(a)    OPKO or its Affiliates, as the case may be, shall own all right, title and interest in and to all OPKO Patents, OPKO Technology, OPKO Trademarks and all other intangible property rights, including, without limitation, any and all inventions, discoveries, writings, trade secrets, methods, practices, procedures, engineering information, designs, devices, improvements,

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manufacturing information and other technology, including any derivatives of any of the foregoing, whether or not patentable or copyrightable, and any patent applications, patents, or copyrights based therein, thereon and therefrom (“Inventions”) that are made, discovered, conceived, reduced to practice or generated during the Term by OPKO or its Affiliates (or its or their employees or representatives), solely or with a Third Party, in connection with any activity that is related to the Compound or the Product (“OPKO Inventions”).
(b)    The Parties shall jointly own all right, title and interest in and to all Inventions made, discovered, conceived, reduced to practice or generated during the Term jointly by a Party or its Affiliates, on the one hand, and the other Party or its Affiliates, on the other hand (or its or their respective employees or representatives), with or without a Third Party, in connection with any activity that is related to the Compound or the Product (“Joint Inventions”).
(c)    Licensee or its Affiliates, as the case may be, shall own all right, title and interest in and to all Inventions made, discovered, conceived, reduced to practice or generated during the Term solely by Licensee, or its Affiliates (or its or their respective employees or representatives), with or without a Third Party, in connection with any activity that is related to the Compound or the Product (“Licensee Inventions”).
(d)    The determination of inventorship for Inventions under this Section 13.1 shall be in accordance with U.S. inventorship laws as if such Inventions were conceived or reduced to practice in the U.S.
(e)    On a periodic basis during the Term, but no less frequently than [***] per Calendar Quarter, each Party shall disclose to the other Party all OPKO Inventions, Joint Inventions and Licensee Inventions.
(f)    Subject to Sections 2.1(a)(ii) and 2.2(a)(ii), each Party shall have the right to practice its rights under Joint Patents and to license such rights to its Affiliates or a Third Party without the permission of or accounting or payment to the other Party.
13.2    Patent Prosecution.
(a)    OPKO, at its expense, shall have [***] responsibility for [***] (the Patents referenced in clauses (i) through (iii), the “OPKO Prosecution Patents”).
(b)    Licensee, at its expense, shall have [***] responsibility for filing, prosecuting and maintaining all of the (i) [***] in the License Territory (the Patents referenced in clause (i) through (iii), the “Licensee Prosecution Patents”); provided, however, that [***] of the reasonable costs and expenses for filing, prosecuting and maintaining all of the Licensee Patents in the OPKO Territory that specifically Cover the Product and to which OPKO [***] shall be reimbursed by [***] to [***].
(c)    [***], as the case may be. Each Party agrees to comply with all requirements of the applicable patent office in the relevant territory to secure the validity and enforceability of Patents (e.g., filing working statements), keep the other Party promptly and fully informed of the

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course of patent prosecution or other related proceedings, provide the other Party with copies of all material communications from or responses to any patent office or similar patent authority regarding such Patent, and consider any comments of the other Party in good faith. For clarity, OPKO Patents shall be prosecuted in the name of OPKO or its Affiliates, Licensee Patents shall be prosecuted in the name of Licensee or its Affiliates, and Joint Patents shall be prosecuted in the name of both of OPKO and Licensee or their respective Affiliates.
(d)    OPKO shall also have responsibility for filing for any applicable supplementary protection certificates, patent term extensions, pediatric extensions, or their equivalent, if available, in the License Territory with respect to the OPKO Prosecution Patents. Licensee agrees to cooperate with OPKO to secure any such supplementary protection certificates, patent term extensions or their equivalents.
(e)    If OPKO wishes to abandon any OPKO Prosecution Patent in anywhere in the world, then, prior to abandonment, OPKO shall notify in writing Licensee at least [***] days in advance of any statutory bar or other deadline that would result in loss of such OPKO Prosecution Patent. Following such notification, Licensee may, at its option, notify OPKO in writing that it is electing to undertake the filing, prosecution, defense and maintenance of such to-be-abandoned OPKO Prosecution Patent. If Licensee elects to undertake the filing, prosecution, defense and maintenance of such OPKO Prosecution Patent by providing written notice thereof to OPKO, Licensee will be responsible for any direct, out-of-pocket costs relating thereto. For clarity, if Licensee has undertaken prosecution of an OPKO Patent under this Section 13.2(e), it shall no longer be considered an OPKO Patent under this Agreement for the purpose of the Royalty Term or otherwise.
(f)    If Licensee wishes to abandon any Licensee Prosecution Patent anywhere in the world, then, prior to abandonment, Licensee shall notify in writing OPKO at least [***] days in advance of any statutory bar or other deadline that would result in loss of such Licensee Prosecution Patent. Following such notification, OPKO may, at its option, notify Licensee in writing that it is electing to undertake the filing, prosecution, defense and maintenance of such to-be-abandoned Licensee Prosecution Patent. If OPKO elects to undertake the filing, prosecution, defense and maintenance of such Licensee Prosecution Patent by providing written notice thereto to Licensee, OPKO will be responsible for any direct, out-of-pocket costs relating thereto. For clarity, if OPKO has undertaken prosecution of a Licensee Patent under this Section 13.2(f), it shall no longer be considered a Licensee Patent under this Agreement for the purpose of any royalty obligation contemplated hereunder.
(g)    Without limiting the foregoing, OPKO shall keep Licensee reasonably informed of any challenge to the Patents owned or Controlled by OPKO that Cover the Product that is reasonably likely to materially and adversely affect the Product in the License Territory.
13.3    Patent Infringement of a Third Party Patent.
(a)    In the event of the institution of any suit by a Third Party against either Party or their respective Affiliates, licensees or sublicensees in respect of patent infringement involving the manufacture, use, sale, license or marketing of the Product in anywhere in the world, such Party

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sued or to whom notice or knowledge of such proceeding shall arise, shall promptly notify the other Party in writing.
(b)    If an action, claim, demand, suit, or proceeding (a “Claim”) alleging infringement involving the manufacture, use, sale, license or marketing of the Product anywhere in the License Territory is commenced against either Party or their Affiliates, licensees or sublicensees, then the Parties [***]. [***] Business Days after receiving notice of such Claim. [***] Business Days or if OPKO [***] to continue such defense [***], except for the expenses for which [***] is to indemnify [***] pursuant this Agreement. In that case, OPKO shall cooperate with Licensee and provide any documentation or other assistance reasonably requested by Licensee at [***] expense. In any case, the Party controlling the defense of such Claim shall keep the other Party promptly and fully informed of the course of patent litigation or other related proceedings, provide the other Party with copies of all material communications from or responses to any patent office or similar patent authority regarding such Patent, and consider any comments of the other Party in good faith.
13.4    Patent Enforcement.
(a)    In the event that OPKO or Licensee or their Affiliates becomes aware of actual or threatened infringement of an OPKO Prosecution Patent or a Licensee Prosecution Patent anywhere in the world, that Party shall promptly notify the other Party in writing.
(i)    OPKO shall have the first right to investigate and/or bring an infringement action against any Third Party relating to the OPKO Prosecution Patents. If OPKO elects to bring such action, then OPKO shall have full control over the conduct of such action, including the settlement thereof; provided that such settlement does not materially adversely affect Licensee’s rights under this Agreement. Licensee may join the proceeding [***] with the counsel of its choice. Licensee shall reasonably assist OPKO and cooperate in any such action at OPKO’s request, including being joined as a party in such action upon OPKO’s written request. The cost of such action shall be borne by [***].
(ii)    Licensee shall have the first right to investigate and/or bring an infringement action against any Third Party relating to the Licensee Prosecution Patents. If Licensee elects to bring such action, then Licensee shall have full control over the conduct of such action, including the settlement thereof; provided that such settlement does not materially adversely affect OPKO’s rights under this Agreement. OPKO may join the proceeding [***] with the counsel of its choice, except in case that only Licensee’s Patent within the License Territory is at issue. OPKO shall reasonably assist Licensee and cooperate in any such action at Licensee’s request, including being joined as a party in such action upon Licensee’s written request. The cost of such action shall be borne by [***].
(b)    The Party having the first right to investigate and/or bring an infringement action in accordance with Section 13.4(a) shall provide information about its preliminary intention within [***] days after it first learns of any actual or alleged infringement of the relevant Patents. If the Party having the first right to investigate and/or bring an infringement action fails to notify the allegedly infringing party with respect to the relevant Patents and its infringement allegation

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within [***] days after receiving such information or, thereafter, fails to initiate an enforcement action with respect to such actual infringement within [***] days [***] thereafter and the [***] this [***] day period, the other Party shall have the right to enforce the relevant Patents against such infringers to the extent such infringement relates to the manufacture, use, or sale of products Covered by the related Patents; provided, however, that (i) Licensee’s investigation or infrigement action relating to OPKO Patents shall be limited to the Field in the License Territory and (ii) OPKO’s investigation or infringement action relating to Licensee Patents shall be limited to the scope that OPKO is granted an exclusive license outside the License Territory. The cost of such action shall be borne by such other Party.
(c)    Any [***] as follows:
(i)    In case of infringement of the OPKO Patents in the Field in the License Territory, [***]; provided, however, that such received [***] in accordance with Article 5.
(ii)    In case of infringement of the Licensee Patents that are exclusively licensed to OPKO, [***], (A) [***]; provided, however, that such received [***]; (B) to the extent such infringement does not fall within the scope of the exclusive license, [***].
(iii)    In case of infringement of the Licensee Patents that are not exclusively licensed to OPKO, [***].
(iv)    In case of infringement of the Joint Patents, [***].
(v)    If the [***].
(d)    In the event that entry of a product to a market segment in which the Product is sold in the License Territory appears imminent and the [***], OPKO shall take all reasonable actions to determine, within [***] days from the date on which OPKO has legally sufficient basis to believe that such product entry would infringe the OPKO Patents or any longer time period agreed by the Parties, whether OPKO intends to apply promptly and diligently for an interim injunction with regard to such possible product entry and shall promptly inform Licensee of such determination. If OPKO does not take such action within such [***] days, Licensee may take such action.
(e)    In any case, the Parties shall reasonably assist each other and cooperate in any such investigation and litigation to ensure there is an aligned global litigation and enforcement strategy.
(f)    Without limiting the foregoing, OPKO shall keep Licensee reasonably informed of the infringement or suspected infringement of Patents owned or Controlled by OPKO that Cover the Product that could reasonably be expected to adversely affect the Product in the License Territory.
13.5    Registration of Exclusive License (Senyo-Jisshiken)
(a)    Subject to Section 13.5(b), OPKO shall, and shall cause its relevant Affiliates, to file at the Japan Patent Office a request to register as a registered exclusive license (a “Senyo-

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Jisshiken” under Section 77 of the Japanese Patent Law) Licensee's exclusive license under the OPKO Patents to develop, use, import, export, offer to sell, sell and have sold Compounds and Product in the Field in the License Territory (“JPO Registration Request”), to the extent such license is granted to Licensee pursuant to Section 2.1(a)(i).
(b)    The time by which OPKO shall comply with Section 13.5(a) shall depend on the type of OPKO Patent, as follows:
(i)    in respect of OPKO Patents that are Controlled by OPKO or its Affiliates as of the Effective Date, OPKO shall comply by [***], to the extent such OPKO Patents remain Controlled by OPKO or its Affiliates at the date of filing the JPO Registration Request;
(ii)    For any OPKO Patents not included in clause (i) above, OPKO shall use its reasonable endeavours to add such OPKO Patents within [***] days of such Patents becoming Controlled by OPKO or its Affiliates; provided, that [***].
(c)    License shall not exercise its rights with respect to the Senyo Jisshiken if OPKO has initiated an enforcement action under Section 13.4(d), with respect to any OPKO Patent. Any breach of this Section 13.5(c) shall be deemed to be a material breach of this Agreement, but shall not be entitled to the cure periods therefor.
13.6    Other Licensee Patents
OPKO shall duly exercise its rights and comply with the obligations set forth under the terms of agreements with Other Licensees to file, prosecute, defend or maintain Other Licensee Patents. To the extent that OPKO has the right to file, prosecute, defend or maintain Other Licensee Patents pursuant to an agreement with that Other Licensee, such Other Licensee Patents shall be deemed to be OPKO Patents solely for the purposes of Sections 13.2 and 13.4, subject to the terms of the agreement with the Other Licensee.
13.7    Title to Trademarks.
The ownership and all goodwill from the use of OPKO Trademarks shall vest in and inure to the benefit of OPKO. The ownership and all goodwill from the use of Licensee Trademarks shall vest in and inure to the benefit of Licensee.
13.8    Trademark License of OPKO Trademark.
Upon Licensee’s request, OPKO shall grant to Licensee a fully paid-up, exclusive license to use the OPKO Trademarks in the License Territory for the Term in connection with the marketing and promotion of the Product in the Field as contemplated in this Agreement, without limiting in any way OPKO’s rights with respect to the OPKO Trademarks in the OPKO Territory; provided, however, that after expiration of this Agreement, Licensee’s license may be exclusive and royalty-bearing pursuant to Section 3.2. OPKO shall use its Commercially Reasonable Efforts to obtain and secure the corresponding domain names in the License Territory that the Parties determine to

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be appropriate and make such domain names available to Licensee under the conditions of this Section 13.8.
13.9    Maintenance of OPKO Trademarks.
(a)    OPKO agrees to use Commercially Reasonable Efforts to register and maintain a registration for the OPKO Trademarks in the License Territory during the Term for use with the Product (including corresponding domain names). Such expenses incurred in connection with the OPKO Trademarks or domain names shall be paid [***]. In the event that any of the OPKO Trademarks are not available for use and registration in connection with the Product in the License Territory due to a rejection of the trademark by a government agency, actual or threatened opposition, cancellation or litigation as to use and/or registration of the OPKO Trademarks by a Third Party, and/or a decision by the JSC that use of the OPKO Trademarks is likely to cause confusion with another’s trademark, OPKO shall use Commercially Reasonable Efforts to provide an alternate trademark and shall develop, search, file, register and maintain such alternate trademark at [***].
(b)    OPKO shall maintain and monitor the OPKO Trademarks (including the corresponding domain names) and take all reasonable actions to protect the OPKO Trademarks (and the corresponding domain names) from similar Third Party trademarks filed in the License Territory.
(c)    OPKO shall maintain and defend all the OPKO Trademarks (and corresponding domain names) as necessary to allow Licensee to fully exercise its rights under Sections 3.2 and 13.8.
(d)    If OPKO wishes to abandon the OPKO Trademarks in anywhere in the License Territory, then, prior to abandonment, OPKO shall notify in writing Licensee at least [***] days in advance of any statutory bar or other deadline that would result in loss of such OPKO Trademark. Following such notification, Licensee may, at its option, notify OPKO in writing that it is electing to undertake the filing, prosecution, defense and maintenance of such to-be-abandoned OPKO Trademark. If Licensee elects to undertake the filing, prosecution, defense and maintenance of the OPKO Trademark by providing written notice thereof to OPKO, Licensee will be responsible for any direct, out-of-pocket costs relating thereto. For clarity, if Licensee has undertaken prosecution of an OPKO Trademark under this Section 13.9(d), it shall no longer be considered an OPKO Trademark under this Agreement for the purpose of Section 3.2 or otherwise.
13.10    Notification of Trademark Litigation.
(a)    In the event of the institution of any suit by a Third Party against OPKO or Licensee for trademark infringement involving the marketing, promotion or sale of the Product in accordance with the annual marketing plan in the License Territory, the Party sued shall promptly notify the other Party in writing.
(b)    In the event of any infringement of OPKO Trademark, OPKO shall defend such action [***], and [***] from any damages, judgment, costs and expenses (including, reasonable attorneys’ fees) arising or resulting therefrom. Licensee shall assist and cooperate with OPKO, at

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[***], to the extent necessary in the defense of such suit. In the event and, as a result of the suit, it becomes necessary to secure or file for a new trademark for the Product, OPKO shall be responsible for searching for and filing for such a mark pursuant to Section 13.9.
(c)    In the event of any infringement of Licensee Trademark, Licensee shall defend such action [***], and [***] from any damages, judgment, costs and expenses (including, reasonable attorneys’ fees) arising or resulting therefrom. OPKO shall assist and cooperate with Licensee, [***], to the extent necessary in the defense of such suit. In the event and, as a result of the suit, it becomes necessary to secure or file for a new trademark for the Product, Licensee shall be responsible for searching for and filing for such a mark pursuant to Section 13.9.
13.11    Trademark Infringement.
(a)    In the event that OPKO or Licensee becomes aware of actual or threatened infringement of a OPKO Trademark anywhere in the License Territory, that Party shall promptly notify the other Party in writing. OPKO shall have the first right, but not the obligation, to investigate and/or bring an infringement and/or opposition or cancellation action against any Third Party. OPKO shall have full control over the conduct of such investigations and litigation. The cost of such investigation and litigation [***]. Any [***]; provided, however, that such received [***] in accordance with Article 5. Licensee shall reasonably assist OPKO and cooperate in any such investigation and litigation at OPKO’s request, including being joined as a party in such action upon OPKO’s written request.
(b)    OPKO shall provide information about its preliminary intention with respect to any actual or threatened OPKO Trademark within [***] days after it first learns of such actual or alleged infringement. Licensee shall have the right to enforce such OPKO Trademark if OPKO does not initiate an enforcement action within [***] days after it first learns of such infringement. The cost of such litigation brought by Licensee shall be borne [***]. Any [***]; provided, however, that such received [***] in accordance with Article 5.
(c)    In the event that OPKO or Licensee becomes aware of actual or threatened infringement of a Licensee Trademark anywhere in the License Territory, that Party shall promptly nofity the other Party in writing. Licensee shall have the sole right, but not the obligation, to investigate and/or bring an infringement and/or opposition or cancellation action against any Third Party. Licensee shall have full control over the conduct of such investigations and litigtion, including the settlement thereof [***]. [***] generated from such litigation.
13.12    Information and Settlements.
Each Party shall keep the other Party informed of the status of any patent or trademark infringement litigation or settlement thereof concerning the Product or the OPKO Trademarks, OPKO Patents, Licensee Patents and Joint Patents; provided, however that, except those only for Licensee Patents in the Field in the License Territory and Licensee Trademark in the License Territory, no settlement or consent judgment or other voluntary final disposition of any suit defended or action brought pursuant to this Article 13 shall be entered into without the consent of the other Party if such settlement shall require Licensee to be subject to an injunction or to make a monetary

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payment or shall otherwise adversely affect the other Party’s rights under this Agreement, such consent not to be unreasonably withheld.
13.13    Employees.
Each Party will require all of its and its Affiliates’ employees to assign all Inventions that are developed, made or conceived by such employees to the Party according to the ownership principles described in this Article 13 free and clear of all liens, encumbrances, charges, security interests, mortgages or other similar restrictions. Each Party will also require any agents, independent contractors or sublicensees performing an activity pursuant to this Agreement to assign all Inventions that are developed, made or conceived by such agents, independent contractors or sublicensees to the Party according to the ownership principles described in this Article 13 free and clear of all liens, encumbrances, charges, security interests, mortgages or other similar restrictions. Each Party will be responsible for any payments required to be made to its or its Affiliates’ employees, agents, independent contractors, or sublicensees in connection with any such assignment.
13.14    Third Party Licenses.
(a)    If Third Party Patents are identified by either Party that Cover [***], and the Parties [***] under such identified Third Party patent applications or patents (for patent applications, assuming pending claims therein had issued) for the development, manufacture or commercialization of the Product in the Field in the License Territory to avoid infringement (“Relevant Patents”), [***] to obtain a license to such Relevant Patents, with the right to sublicense, in order to permit [***] to conduct their obligations and exercise their rights under this Agreement; provided, that if [***] declines to obtain such license, then [***] shall have the right to do so. The Parties will consult with each other with respect to the negotiation and the final form of such terms and conditions and discuss [***] upon which such Parties shall [***] to obtain the license; provided, however, that Licensee [***] in accordance with Section 5.6(b).
(b)    If Third Party Patents are identified by either Party that [***] for the development, manufacture or commercialization of the Product in the Field in the License Territory, but the Parties [***] a license to such [***]; provided, that if [***].
14.    Confidentiality
14.1    Disclosure of OPKO Technology.
To the extent that OPKO has disclosed or in the future discloses to Licensee any OPKO Technology, Licensee shall not acquire any ownership rights in such OPKO Technology by virtue of this Agreement or otherwise.
14.2    Confidential Information.
OPKO and Licensee shall not use or reveal or disclose to Third Parties (other than the Sublicensee) any confidential and proprietary information and materials, patentable or otherwise, in any form (written, oral, photographic, electronic, magnetic, or otherwise), including Technology,

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which is disclosed to it by the other Party or otherwise received or accessed from the other Party in the course of performing its obligations or exercising its rights under this Agreement (“Confidential Information”) without first obtaining the written consent of the disclosing Party, except as may be otherwise provided in, or required in order for a Party to fulfill its obligations under, this Agreement. This confidentiality obligation shall not apply to such information that (a) is or becomes a matter of public knowledge (other than by breach of this Agreement by the receiving Party), (b) is required by law to be disclosed, (c) the receiving Party can establish was already known to it or was in its possession at the time of disclosure without obligation of confidentiality, or (d) is disclosed to the receiving Party by a Third Party having the right to do so. The Parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.
Nothing in this Agreement shall be construed as preventing either Party from disclosing any information received from the other Party to an Affiliate or Sublicensee of the receiving Party or agent who is necessary for the purposes of enabling the receiving Party to fulfill its obligations under this Agreement; provided, that the receiving Party shall be responsible for breaches of the confidentiality obligations by such Affiliate, Sublicensee or agent.
14.3    Public Announcements.
Upon execution of this Agreement, each Party may issue a press release in a form reasonably approved by the other Party in writing. After release of such press releases, no public announcement or other disclosure to Third Parties concerning the existence of or terms of this Agreement shall be made, either directly or indirectly, by either Party, except as may be legally required (including pursuant to stock exchange rules) or as may be required for financial reporting purposes, without first obtaining the written approval of the other Party and agreement upon the nature and text of such announcement or disclosure. A Party seeking public announcement shall, to the extent practicable and permitted under Applicable Laws, give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval. A Party commenting on such a proposed press release shall provide its comments, if any, within seven (7) Business Days after receiving the press release for review. A Party seeking public announcement shall consider in good faith any comments thereto provided by the other Party and shall comply with the other Party’s reasonable request to remove any and all of such other Party’s Confidential Information from the proposed publication to the extent that such Confidential Information may be removed under Applicable Laws, stock exchange rules or under financial reporting requirements.
14.4    Change of Control.
In the event that OPKO or any applicable Affiliate undergoes a Change of Control to a competitor of Licensee (as reasonably determined by Licensee), then the successor in interest to OPKO or any applicable Affiliate (a) shall prevent the disclosure of Confidential Information of Licensee beyond (i) personnel reasonably needing to have access to and knowledge of Confidential Information in support of the development and commercialization of the Compound and the Product, and (ii) personnel performing or immediately directing the day-to-day activities regarding the Compound and the Product, and (b) shall not disclose Confidential Information of Licensee to any personnel who are involved in the development or commercialization of any of the Competitive

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Products. The purposes of such procedures shall be to prevent the use of Confidential Information for competitive reasons against Licensee.
15.    Restrictive Covenants
15.1    Non-solicitation.
Without the prior written consent of the other Party, each of OPKO and Licensee agrees that during the term of this Agreement and for [***] following termination of this Agreement for any reason, neither it nor any of its Affiliates will directly or indirectly solicit for purposes of hiring any Person employed by the other Party or any of their Affiliates or who was employed by the other Party or any of their Affiliates within the then prior [***] months, or in any manner seek to induce any such Person to leave his or her employment; provided, however, that this restriction shall not apply to a general advertisement of employment. The foregoing covenant will only apply to persons employed by the other Party or any of their Affiliates who were actively involved in the activities with respect to the Product contemplated by this Agreement.
15.2    Non-competition.
[***] agrees, on a Product-by-Product basis commencing on [***] and continuing for a [***] period thereafter, that [***] shall promote, market or sell, or enter into any agreement to promote, market or sell, any [***], in the License Territory in the Field. The provisions of this Section 15.2 will not apply to any Product that Licensee has a right to develop and commercialize for an OPKO Additional Indication or Licensee Additional Indication in the License Territory in accordance with Article 4.
16.    Termination; Rights And Duties Upon Termination
16.1    Early Termination.
(a)    Licensee shall have the right to terminate this Agreement upon [***] days’ prior written notice to OPKO for any reason.
(b)    Each Party shall have the right to terminate this Agreement before the end of the Term:
(i)    by mutual agreement of the Parties;
(ii)    upon a material breach of this Agreement by the other Party where such breach is not cured within [***] days (or [***] days for any payment breach) following the breaching Party’s receipt of written notice of such breach from the non-breaching Party; provided, however, that if any breach is not reasonably curable within [***] days and if the breaching Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties (but in no event more than [***] days) in order to permit the breaching Party a reasonable period of time to cure such breach; provided, that if Licensee has the right to terminate this Agreement under this Section 16.1(b)(ii), [***], as applicable, promptly following

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resolution of such dispute pursuant to mutually agreed terms under Section 21.1 or a written instruction given by an arbitral tribunal under Section 21.2; or
(iii)    upon the occurrence of an Insolvency Event with respect to the other Party or its Affiliates.
(c)    If the breaching Party disputes in good faith that it has materially breached one of its obligations under this Agreement, termination shall not take effect pending resolution of such dispute pursuant to Article 21.
16.2    Continuing Obligations.
In addition to those specifically identified in the Agreement, the following provisions shall survive the termination or expiration of this Agreement for any reason: Sections 2.2 (except for termination by Licensee is pursuant to Section 16.1(b)(ii) or 16.1(b)(iii)), 2.3, 3.2 (expiration only), 6.5, 7.4, 7.5, 7.6, 8.2(d), 11.1, 13.1, 15.1, and 17.5 through 17.9 (inclusive), and Articles 14, 16, 19, 20, and 21 and associated definitions and interpretation provisions. In addition, any other provision required to interpret and enforce the Parties’ rights and obligations under this Agreement shall also survive, but only to the extent required for the full observation and performance of this Agreement.
16.3    Remedies.
Termination of this Agreement in accordance with its provisions shall not limit the remedies that may be otherwise available to either Party in law or equity.
16.4    Effects of Termination.
(a)    Following a termination of this Agreement by Licensee under this Article 16:
(i)    subject to Section 16.4(a)(iv), all licenses granted to Licensee or its Affiliates under this Agreement shall terminate and all rights in and to the Products in the License Territory shall revert to OPKO;
(ii)    the rights granted by Licensee to OPKO or its Affiliates under Section 2.2 shall continue in accordance with their terms, subject to the following:
(1)    in case that [***] terminates this Agreement in accordance with [***] shall pay the following rate of royalties:
a.    [***] of Net Sales all over the world, if such termination occurs prior to [***] in the License Territory; or
b.    [***] of Net Sales all over the world, if such termination occurs after [***] in the License Territory;

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(2)    in case that Licensee terminates this Agreement for any reason other than the reason set forth in Section 16.4(a)(ii)(1) and a [***] at the rate of [***] of Net Sales in the License Territory; and
(3)    [***] that this Agreement is terminated; provided that if the Minimum OPKO Consideration Period has not expired on or prior to such termination and unless termination by Licensee is pursuant to Section 16.1(b)(ii) or 16.1(b)(iii), the [***] for the period remaining in the Minimum OPKO Consideration Period.
For the purposes of this Section 16.4(a), Net Sales shall be calculated on sales of OPKO or its Affiliates and Sublicensees (rather than as set forth Section 1.1). The royalty period under this Section 16.4(a)(ii) shall continue, on a country-by-country basis, until the latest of: (i) [***]; (ii) expiration of the last-to-expire of the [***] of Licensee Patents; and (iii) (only applicable for the Net Sales in the License Territory) expiration of [***] in the License Territory.
(iii)    Licensee shall transfer to OPKO, [***] (unless termination by Licensee was pursuant to Section 16.1(b)(ii) or 16.1(b)(iii), in which case [***]), all relevant and necessary materials, results, analyses, reports, Product data, the URL for Product-specific websites, technology, know-how, regulatory filings, Regulatory Approvals, Licensee Trademarks (in accorance with Section 8.2(c)), and other information in whatever form developed or generated as of the effective date of such termination by or on behalf of Licensee or its Affiliates or Sublicensees with respect to Products;
(iv)    Licensee shall submit to any and all Regulatory Authorities in the License Territory in which any regulatory filings have been made or Regulatory Approvals have been granted with respect to the Products, within [***] days after the effective date of such termination, a letter (with a copy to OPKO) notifying such Regulatory Authorities of the transfer of any regulatory filings and Regulatory Approvals for Products in the License Territory from Licensee to OPKO; provided, that [***] associated with such transfer if such termination by Licensee is pursuant to Section 16.1(b)(ii) or 16.1(b)(iii);
(v)    Licensee, its Affiliates and Sublicensees shall be permitted to sell, subject to the payment of applicable Royalty Payments due under Article 5 and Section 3.2, any Products in inventory (including completion for sale of any work in progress) over the [***] month period following termination; and
(vi)    any sublicense granted to a Sublicensee that is not in breach under the applicable sublicense or the terms of this Agreement will continue in effect so long as the Sublicensee makes the payments required under Article 5.
(b)    Following a termination of this Agreement by OPKO under this Article 16:
(i)    all licenses granted to Licensee by OPKO shall terminate; provided, that, unless, at [***], [***] or [***], Licensee, its Affiliates and Sublicensees shall be permitted to sell, subject to the payment of applicable Royalty Payments due under Article 5 and Section 3.2,

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any Products in inventory (including completion for sale of any work in progress) over the [***] month period following termination;
(ii)    all rights in and to the Products in the License Territory shall revert to OPKO;
(iii)    the license granted by Licensee to OPKO under Section 2.2 shall continue perpetually in accordance with its terms, except that the Exclusive Grant-back License Option [***] on or prior to such termination, the the Exclusive Grant-back License Option shall continue for the period remaining in the Minimum OPKO Consideration Period;
(iv)    Licensee shall transfer to OPKO ([***]), all relevant and necessary intellectual property rights, materials, results, analyses, reports, Product data, technology, know-how, regulatory filings, Regulatory Approvals and other information in whatever form developed, controlled, or generated as of the effective date of such termination by or on behalf of Licensee or its Affiliates with respect to Products;
(v)    Licensee shall submit to any and all Regulatory Authorities in the License Territory, within [***] days after the effective date of such termination, a letter (with a copy to OPKO) notifying such Regulatory Authorities of the transfer of any regulatory filings and Regulatory Approvals for Products in the License Territory from Licensee to OPKO; and
(vi)    any sublicense granted to a Sublicensee that is not in breach under the applicable sublicense or the terms of this Agreement will, at the option of OPKO, continue in effect so long as the Sublicensee makes the payments required under Article 5.
(c)    Nothing in this Article 16 shall limit the Parties’ respective rights to damages or specific performance upon the occurrence of an event that constitutes grounds for termination of this Agreement pursuant to Section 16.1, as applicable.
17.    Representations, Warranties, Covenants, and Indemnification
17.1    Mutual Representations and Warranties.
Each Party hereby represents and warrants (as applicable) to the other Party as of the Effective Date as follows:
(a)    It is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is formed, and has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement.
(b)    It has the power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; it has taken all necessary action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder, and this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in

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accordance with its terms, except as enforcement may be affected by bankruptcy, insolvency or other similar laws and by general principles of equity.
(c)    The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound, or violate any Applicable Laws of any Governmental Authority having jurisdiction over it.
(d)    Except with respect to Regulatory Approvals for the development, manufacturing or commercialization of the Product or as otherwise described in this Agreement, all necessary consents, approvals and authorizations of, and all notices to, and filings by such Party with, all Governmental Authorities and other Persons required to be obtained or provided by such Party as of the Effective Date in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those approvals, if any, not required at the time of execution of this Agreement.
17.2    Representations and Warranties of OPKO.
Except as disclosed on Schedule 17.2, OPKO represents and warrants to Licensee that:
(a)    it Controls as of the Effective Date the OPKO Patents, OPKO Trademarks and OPKO Technology;
(b)    it has the right to grant Licensee the rights and licenses described in this Agreement;
(c)    Appendix B includes a complete and accurate list of all existing OPKO Patents as of the Effective Date;
(d)    the OPKO Patents listed on Appendix B that constitute issued patents are in full force and effect and all applicable filing, maintenance and other fees have been timely paid;
(e)    the OPKO Patents listed on Appendix B are not the subject as of the Effective Date of any pending re-examination, opposition, interference, inter partes review, litigation or other proceeding;
(f)    it has received no written notice of (i) any claim that a Patent or trade secret owned or controlled by a Third Party is or would be infringed or misappropriated by the manufacture, use, sale, offer or sale or import of Products in the Field, or (ii) any threatened claims or litigation seeking to invalidate or challenge the OPKO Patents or OPKO’s rights thereto;
(g)    to OPKO’s knowledge, no Third Party is infringing the OPKO Patents listed on Appendix B;
(h)    to OPKO’s knowledge, there have been no inventorship or ownership challenges with respect to any of the OPKO Patents listed on Appendix B;

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(i)    to the extent that any of the OPKO Patents listed on Appendix B are pending patent applications as of the Effective Date, those applications are being diligently prosecuted at the relevant patent offices; and
(j)    OPKO has prepared, maintained and retained records of the material activities conducted by OPKO and its Affiliates in furtherance of the development of the Compound and the Product and the data resulting therefrom in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes and in accordance with Applicable Laws in the OPKO Territory.
17.3    OPKO Covenants.
(a)    OPKO shall use reasonable efforts to obtain from an Other Licensee the rights to grant the license included under Section 2.1(b) to Licensee; provided, that in no event shall the exercise of reasonable efforts require OPKO to provide monetary or non-monetary consideration for such rights unless Licensee agrees to incur such consideration;
(b)    If Licensee desires to conduct to [***] or manufacture of the Compound or Product [***]; provided, that in no event shall the exercise of reasonable efforts require [***] agrees to incur such consideration; and
(c)    OPKO shall not take any action and shall cause its Affiliates not to take any action that would adversely affect the ability of OPKO or any of its Affiliates to grant the licenses granted to Licensee under Section 2.1 or perform any of its or their obligations under this Agreement and OPKO shall cause its Affiliates to grant such licenses and perform such obligations.
17.4    Compliance with Law and Ethical Business Practices.
In addition to the other representations, warranties and covenants made by each Party elsewhere in this Agreement, each Party represents and warrants or covenants and agrees, as applicable, with the other Party that during the Term:
(a)    it is licensed, registered, or qualified under all Applicable Laws to do business, and has obtained such licenses, consents, authorizations or completed such registrations or made such notifications as may be necessary or required by Applicable Law to provide any products, goods or services encompassed within this Agreement, and providing such products, goods or services is not inconsistent with any other obligation of such Party;
(b)    in conducting its activities and obligations hereunder, such Party will and will cause its Affiliates and, to the extent of its legal right to do so, use reasonable efforts to cause its other representatives to comply in all material respects with all Applicable Laws and accepted pharmaceutical industry business practices, including, to the extent applicable to such Party and each of its Affiliates and other representatives;
(c)    to its knowledge with respect to any products, payments or services provided under this Agreement, it has not taken and will not during the Term take any action directly or

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indirectly to offer, promise or pay, or authorize the offer or payment of, any money or anything of value in order to improperly or corruptly seek to influence any Government Official or any other Person in order to gain an improper advantage, and has not accepted, and will not accept in the future, such payment;
(d)    it complies in all material respects with the laws and regulations of the countries where it operates, including anti-bribery and anti-corruption laws, accounting and record keeping laws, and laws relating to interactions with healthcare professionals or healthcare providers and Government Officials;
(e)    to its knowledge, it and each of its Affiliates has been and will, for the Term, be in compliance in all material respects with all applicable global trade laws, including those related to import controls, export controls or economic sanctions, and such Party will cause each of its Affiliates to remain in compliance in all material respects with the same during the Term;
(f)    to its knowledge, except to the extent permissible under United States law, neither it nor any of its Affiliates has, on its own behalf or acting on behalf of any other Person, directly or indirectly engaged with, and will not for the Term, directly or indirectly engage in any transactions with, or otherwise deal with, any country or Person targeted by United States, European Union, United Kingdom or other relevant economic sanctions laws in connection with any activities related to such Party's interaction with the other Party, including those contemplated under this Agreement; and
(g)    it is, as between the Parties, solely responsible for ensuring the adherence by the Parties and its respective Affiliates in all material respects to all Applicable Laws, in each case with respect to the activities to be conducted under this Agreement.
17.5    Indemnification by OPKO.
OPKO shall defend, indemnify and hold harmless Licensee and its Affiliates and their officers, directors, shareholders, employees, agents, representatives, successors and assigns from and against all claims, complaints, or lawsuits for damages brought by Third Parties (collectively referred to as “Losses”) arising out of (a) any negligent act or omission, or willful wrongdoing by OPKO, its Affiliates or representatives in the performance of this Agreement, (b) the failure by OPKO, its Affiliates or representatives to comply with any Applicable Law in the performance of this Agreement, (c) the infringement or misappropriation by OPKO of any patent, copyright, trademark or service mark, as a result of OPKO’s marketing or promotion of the Product in the License Territory which is not pursuant to the terms of this Agreement, (d) any breach of any representation or warranty or covenant or other obligations of OPKO under this Agreement, and (e) the sale of the Product in the OPKO Territory or outside the Field in the License Territory by OPKO, its Affiliates or its licensees/sublicensees. OPKO shall not be obligated under this Section 17.5 to the extent that Licensee is responsible for indemnifying OPKO for such Losses under Section 17.6.
17.6    Indemnification by Licensee.

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Licensee shall defend, indemnify and hold harmless OPKO and its Affiliates and their officers, directors, shareholders, employees, agents, representatives, successors and assigns from and against all Losses arising out of (a) any negligent act or omission, or willful wrongdoing by Licensee, its Affiliates or representatives in the performance of this Agreement, (b) the failure by Licensee, its Affiliates or representatives to comply with any Applicable Law in the performance of this Agreement, (c) the infringement or misappropriation by Licensee of any patent, copyright, trademark, or trade secret, as a result of Licensee’s marketing or promotion of the Product which is not pursuant to the terms of this Agreement or in conformity with the direction of the JSC, (d) any breach of any representation or warranty or covenant or other obligations of Licensee under this Agreement, and (e) the sale of the Product in the License Territory in the Field by Licensee, its Affiliates or its licensees/sublicensees. Licensee shall not be obligated under this Section 17.6 to the extent that OPKO is responsible for indemnifying Licensee for such Losses under Section 17.5.
17.7    Limitations on Indemnification.
The obligations to indemnify, defend, and hold harmless set forth in Sections 17.5 and 17.6 shall be contingent upon the Party seeking indemnification (the “Indemnitee”): (a) notifying the indemnifying Party of a claim, demand or suit within [***] Business Days of receipt of same (provided, however, that Indemnitee’s failure or delay in providing such notice shall not relieve the indemnifying Party of its indemnification obligation except to the extent the indemnifying Party is materially prejudiced thereby); (b) allowing the indemnifying Party and/or its insurers the right to assume direction and control of the defense of any such claim, demand or suit; (c) using its Commercially Reasonable Efforts to cooperate with the indemnifying Party and/or its insurers in the defense of such claim, demand or suit; and (d) agreeing not to settle or compromise any claim, demand or suit without prior written authorization of the indemnifying Party. The Indemnitee shall have the right to participate in the defense of any such claim, demand or suit referred to in this Section 17.7 utilizing attorneys of its choice, at its own expense, provided, however, that the indemnifying Party shall have full authority and control to handle any such claim, demand or suit.
17.8    Insurance.
During the Term and for a period of [***] years after the expiration or termination of this Agreement, each Party shall obtain and/or maintain, respectively, at its sole cost and expense, product liability insurance in amounts, respectively, which are reasonable and customary in the pharmaceutical industry for companies of comparable size and activities at the respective place of business of each Party. Such product liability insurance shall insure against physical injury, property damage or other damages arising out of the manufacture, sale, distribution, or promotion of the Product in each Party’s respective territory. Each Party shall provide written proof of the existence of such insurance to the other Party upon request.
17.9    Limitation of Liability.
EXCEPT IN THE CASE OF A BREACH OF ARTICLES 13 AND 14, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF USE, LOSS OF PROFITS, INTERRUPTION OR

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LOSS OF BUSINESS, OR OTHER ECONOMIC LOSS) ARISING OUT OF THIS AGREEMENT OR WITH RESPECT TO A PARTY’S PERFORMANCE OR NON-PERFORMANCE HEREUNDER.
18.    Assignment
18.1    Assignment.
Neither Party shall assign or transfer its rights or obligations under this Agreement in whole or in part without the prior written consent of the other Party, except to (a) any of its respective Affiliates, or (b) to a Third Party successor or purchaser of all or substantially all of its business or assets to which this Agreement relates, whether in merger, sale of stock, sale of assets or similar transaction. Any such assignment or transfer is subject to the rights of the other Party under this Agreement. Any attempted assignment in contravention of this Section 18.1 shall be null and void.
19.    Notices
19.1    Notices.
Any notice, request, approval or other document required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered in person, or sent by overnight courier service, postage prepaid, or sent by certified or registered mail, return receipt requested, to the following addresses of the Parties and to the attention of the persons identified below (or to such other address, addresses or persons as may be specified from time to time in a written notice). Any notices given pursuant to this Agreement shall be deemed to have been given and delivered upon the earlier of (a) if sent by overnight courier service, on the date when received at the address set forth below as proven by a written receipt from the delivery service verifying delivery, (b) if sent by certified or registered mail, three (3) Business Days after mailed by certified or registered mail postage prepaid and properly addressed, with return receipt requested, or (c) if delivered in person, on the date of delivery to the address set forth below as proven by written signature of the recipient.
EirGen Pharma Limited:
EirGen Pharma Limited
Westside Business Park, Old Kilmeaden Road
Waterford, Ireland
Attention: Patsy Carney, CEO
With a copy (which shall not constitute notice) to:
OPKO Health, Inc.
4400 Biscayne Boulevard
Miami, FL 33137, U.S.A.
Attention: Kate Inman, General Counsel

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With a copy (which shall not constitute notice) to:
Hogan Lovells US LLP
100 International Drive
Suite 2000
Baltimore, MD 21202, U.S.A.
Attention: Asher M. Rubin, Esq.
Licensee:
Japan Tobacco Inc. (Pharmaceutical Division)
Torii Nihonbashi Building
4-1 Nihonbashi-Honcho, 3-chome, Chuo-ku
Tokyo 103-0023, Japan
Attention: Vice President, Business Planning & Development
With a copy (which shall not constitute notice) to:
Holland & Knight LLP
31 West 52nd Street
New York, New York 10019, U.S.A.
Attention: Neal N. Beaton
20.    Miscellaneous
20.1    Force Majeure.
If the performance of any part of this Agreement by either Party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the Party liable to perform, unless conclusive evidence to the contrary is provided, the Party so affected shall, upon giving written notice to the other Party, be excused from such performance to the extent of such prevention, restriction, interference or delay; provided that the affected Party shall use Commercially Reasonable Efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall discuss what, if any modification of the terms of this Agreement may be required in order to arrive at an equitable solution.
20.2    No Partnership or Joint Venture.
It is expressly agreed that OPKO and Licensee shall be independent contractors and that the relationship between the two (2) Parties shall not constitute a partnership, joint venture or agency. Neither OPKO nor Licensee shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.
20.3    Execution in Counterparts.

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This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. Counterparts may be signed and delivered by facsimile or .PDF file, with the same effect as if delivered personally.
20.4    Governing Law.
This Agreement shall be deemed to have been made in the State of New York and its form, execution, validity, construction and effect shall be determined in accordance with the substantive laws of the State of New York, without regard to conflict of law principles thereof.
20.5    Waiver of Breach.
The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term in any one (1) or more instances shall be construed as a further or continuing waiver of such condition or term or of another condition or term.
20.6    Severability.
In the event any portion of this Agreement is held illegal, void or ineffective, the remaining portions of this Agreement shall remain in full force and effect. If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law. In the event that the terms and conditions of this Agreement are materially altered as a result of this Section 20.6, the Parties shall renegotiate the terms and conditions of this Agreement to resolve any inequities.
20.7    Entire Agreement.
This Agreement, together with the appendices and schedules hereto and the undertaking and side letter from OPKO Affiliates being delivered contemporaneously, shall constitute the entire agreement between the Parties and their Affiliates relating to the subject matter thereof and shall supersede all previous writings and understandings, except that the relevant Parties shall continue to be bound by the confidentiality provisions of that certain Confidentiality Agreement dated September 3, 2014 as amended between OPKO Health, Inc. and Torii, as amended. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the Parties, except that the Parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.
20.8    Currency.
Unless otherwise specified in this Agreement, all amounts set forth in this Agreement are in U.S. dollars.
20.9    Form of Payments.

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All payments under this Agreement shall be in U.S. dollars in immediately available funds, and, unless instructed otherwise by the receiving Party, shall be made via wire transfer to the account designated from time to time by the receiving Party.
20.10    Good Faith.
Each Party agrees to act reasonably, and to cause its Affiliates to act reasonably, in giving effect to the provisions of this Agreement.
21.    Dispute Resolution
21.1    Internal Resolution.
Any dispute, controversy or claim arising out of or relating to a breach or alleged breach of this Agreement, excluding termination (collectively referred to as “Dispute”), shall be attempted to be settled by the Parties, in good faith, by submitting each such Dispute to the designated senior management representatives of each Party, who shall meet within [***] Business Days as reasonably requested by either Party to review any Dispute. If the Dispute is not resolved by the designated representatives by mutual agreement within [***] Business Days after a meeting to discuss the Dispute, either Party may at any time thereafter provide the other Party written notice specifying the terms of such Dispute in reasonable detail. Within [***] Business Days of receipt of such notice, the chief executive officer (or other senior executive with authority to resolve the dispute) of each Party shall meet at a mutually agreed upon time and location for the purpose of resolving such Dispute. They will discuss the problems and/or negotiate for a period of up to [***] days in an effort to resolve the Dispute or negotiate an acceptable interpretation or revision of the applicable portion of this Agreement mutually agreeable to both Parties, without the necessity of formal procedures relating thereto.
21.2    Arbitration.
Any controversy or claim arising out of or relating to this Agreement (other than any matter subject to a Party’s final decision-making authority as described in Section 9.1(c)) shall be settled by arbitration in accordance with the Commercial Arbitration Rules and supplementary rules for international commercial arbitrations of the American Arbitration Association (“AAA”) then in effect. The arbitration shall be conducted in English. The seat of the arbitration shall be in the City of New York, Borough of Manhattan. In any arbitration pursuant to this Agreement, the award or decision shall be rendered by a majority of the members of an arbitration panel consisting of three (3) independent arbitrators. Each Party shall appoint one (1) arbitrator, and the third arbitrator shall be selected jointly by the two arbitrators appointed by the Parties, unless the Parties otherwise agree as to the identity of the third arbitrator. If the two arbitrators appointed by the Parties are unable to agree upon the third arbitrator within [***] days of any request for arbitration, such arbitrator shall be selected by the AAA. Persons selected to serve as an arbitrator need not be a professional arbitrator, and persons such as lawyers, accountants, brokers and bankers shall be acceptable. Before undertaking to resolve the dispute, the arbitrators shall be duly sworn faithfully and fairly to hear and examine the matters in controversy and to make a just award according to the best of his or her understanding. The written decision of the arbitrators shall be final, conclusive and binding on the

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Parties. Each Party shall bear its own costs and expenses (including legal fees and expenses) relating to the arbitration proceeding, except that the fees of the arbitrators and other related costs of the arbitration shall be shared equally by the Parties. The arbitrators shall be required, in granting any relief, to comply with any express provisions of this Agreement relating to damages or the limitation thereof. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the relevant Party or its assets. Either Party has the right to apply to the state courts of the State of New York located in the City of New York or the United States District Court for the Southern District of New York for interim relief necessary to preserve the Party’s rights, including pre-arbitration attachments or injunctions, until the arbitral tribunal is constituted. After the constitution of the arbitral tribunal, the arbitrators shall have exclusive jurisdiction to consider applications for interim relief.
22.    Performance
To the extent that the performance of a Party’s obligations hereunder is adversely affected by the other Party’s failure to perform its obligations hereunder, the impact of such performance failure will be taken into account in determining whether such Party has used its requisite efforts (which may be Commercially Reasonable Efforts) to perform any such affected obligations as required by this Agreement.
[Signatures on following page]

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NOW THEREFORE, the Parties, through their authorized officers, have executed this Agreement as of the date first written above.

EIRGEN PHARMA LIMITED

By:	/s/ Patsy Carny
Name:	Patsy Carney
Title:	CEO

[Signature Page to Development and License Agreement]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

NOW THEREFORE, the Parties, through their authorized officers, have executed this Agreement as of the date first written above.

JAPAN TABACCO INC.

By:	/s/ Muneaki Fujimoto
Name:	Muneaki Fujimoto
Title:	President, Pharmaceutical Business

[Signature Page to Development and License Agreement]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

APPENDIX A
PARENT GUARANTY
As an inducement to Torii Pharmaceutical Co., Ltd. and Japan Tobacco Inc. (“Licensee”) to enter into the foregoing Agreement (this “Agreement”) with EirGen Pharma Limited (“OPKO”), OPKO Health, Inc., a Delaware corporation (“Guarantor”), hereby irrevocably and unconditionally (i) guarantees [***] and (ii) [***].
Any assignee will assume all obligations of its assignor under this guaranty and [***]. Subject to the foregoing, this guaranty binds and inures to the benefit of the Parties and their heirs, successors and assigns.
No failure or delay by Licensee in exercising any right under this guaranty shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this guaranty.

OPKO HEALTH, INC.

By:
Name:	Adam Logal
Title:	Senior Vice President, Chief Financial Officer

Appendix A - 1

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

APPENDIX B
OPKO PATENTS

Ctry	App No.	Filed	Publication No.	Publication Date	Patent No.	Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Appendix A - 2

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APPENDIX C
INITIAL DEVELOPMENT PLAN
[***]

Appendix C - 1
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SCHEDULE 2.2(a)
GRANT-BACK LICENSE OPTION
[***]

Schedule 2.2(b) - 1
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SCHEDULE 6.3
[***]

SCHEDULE 10.2
TERMS FOR SUPPLY AGREEMENT

Parties	[***]
Definitions	[***]
Background	[***]
Forecasting	[***]
Ordering	[***]
Delivery; Risk of Loss	[***]
Acceptance or Rejection	[***]
Pricing	[***]
Payment	[***]
Term and Termination	[***]
Quality Agreement	[***]
Back-up Rights	[***]
Indemnification	[***]
Facility Inspection	[***]
Governing Law	[***]
Other Terms	[***]

SCHEDULE 17.2
[***]

Schedule 6.3 - 1
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